UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALCOA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2008 Notice of Annual Meeting
and Proxy Statement

ALCOA

Focused on Sustainable Growth

TO ALCOA SHAREHOLDERS:

I cordially invite you to the 2008 annual meeting of Alcoa shareholders. The meeting this year will be held on Thursday, May 8 at 2:00 p.m. at the Carnegie Music Hall in the Oakland section of Pittsburgh, Pennsylvania. The location is accessible to disabled persons, and we will have headsets available for the hearing impaired. I hope you will participate in this review of our company’s business and operations.

This proxy statement describes the items to be voted on at the meeting. In addition to voting, we will review the company’s major developments of 2007 and answer your questions.

You will need an admission ticket if you plan to attend the meeting. For registered holders, we have included an admission ticket with your proxy card. Other shareholders may obtain tickets by contacting the corporate secretary.

Whether or not you will be attending the meeting, your vote is very important. Please vote.

I look forward to seeing you at the annual meeting.

Sincerely,

Alain J. P. Belda Chairman of the Board and Chief Executive Officer

March 14, 2008

            390 Park Avenue

    New York, NY 10022-4608

NOTICE OF 2008 ANNUAL MEETING

March 14, 2008

Alcoa’s annual meeting of shareholders will be held on Thursday, May 8, 2008 at 2:00 p.m. We will meet at the Theatre of the Carnegie Music Hall, 4400 Forbes Avenue, Pittsburgh, Pennsylvania 15213-4080. You may vote at this meeting if you owned common stock at the close of business on February 11, 2008.

At the meeting, we plan to:

•	elect four directors to serve new terms;

•	vote on ratification of the independent auditor selected by the Audit Committee of the Board of Directors;

•	vote on a shareholder proposal; and

•	attend to other business properly presented at the meeting or any adjournment thereof.

On behalf of Alcoa’s Board of Directors,

Donna Dabney Secretary

PROXY STATEMENT

TABLE OF CONTENTS (continued)

PROXY STATEMENT

THE ANNUAL MEETING AND VOTING

The Alcoa Board of Directors
is soliciting proxies for the 2008 annual meeting of shareholders. This booklet and proxy card contain information about the items you will vote on at the annual meeting. Distribution of these documents to shareholders is scheduled to begin on or about March 20, 2008.

Important Notice Regarding the Availability of Proxy
Materials for the Shareholders Meeting to be held on May 8, 2008—the proxy statement is available at http://www.alcoa.com/

global/en/investment/sec_filings.asp and the annual report is available at www.alcoa.com/lnk/annualreport.

QUESTIONS AND ANSWERS

Who is entitled to vote and how
many votes do I have?

If you are a common shareholder of record at the close of business on February 11, 2008, you can vote. For each matter presented for vote, you have one vote for each share you own.

How do I vote?

You may vote in person by attending the meeting or by completing and returning a proxy by mail, by telephone or electronically, using the Internet. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the directions on the card. To vote your proxy by telephone or electronically using the Internet, see the instructions on the proxy form and have the proxy form available when you call or access the Internet website. The proxy committee will vote your shares according to your directions. If you sign and return your proxy card but do not mark any selections, your shares represented by that proxy will be voted as recommended by the Board of Directors. Whether you plan to attend the meeting or not, we encourage you to vote by proxy as soon as possible.

What does it mean if I receive more than one proxy card?

If you are a
shareholder of record or participate in Alcoa’s Dividend Reinvestment and Stock Purchase Plan or employee savings or stock purchase plans, you will receive one proxy card (or if you are an employee with an Alcoa email address, an email proxy form) for all shares of common stock held in or credited to your accounts as of the record date, if the account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one proxy card or email proxy form, and in that case, you can and are urged to complete each of the proxies (that represent together your total shareholdings) with your vote. To avoid this situation in the future, we encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare Trust Company, N.A., at 1 888 985-2058 (in the U.S. and Canada) or
1 781 575-2724 (all other calls) or through the Computershare website, http://www.computershare.com.

How do I vote if I participate in one of the employee savings plans?

You must
provide the trustee of the employee plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically, using the Internet. You cannot vote your shares in person at the annual meeting; the trustee is the only one who can vote your shares. The trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m. on May 5, 2008.

Can I change my vote?

There are several ways in
which you may revoke your proxy or change your voting instructions before the time of voting at the meeting. (Please note that, in order to be counted, the revocation or change must be received by the cutoff time indicated on the proxy card, or by
11:59 p.m. on May 5, 2008 in the case of instructions to the trustee of an employee savings plan):

•

Mail a revised proxy card or voting instruction form that is dated later than the prior one.

•

Vote again by telephone or at the Internet website.

•

Common shareholders of record may vote in person at the annual meeting.

•

  Common shareholders of record may notify Alcoa’s corporate secretary in writing that a prior proxy is revoked or voting instructions are changed.

•

Employee savings plan participants may notify the plan trustee in writing that prior voting instructions are revoked or are changed.

Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential. There are exceptions for contested proxy solicitations or when necessary to meet legal requirements. Corporate
Election Services, Inc., the independent proxy tabulator used by Alcoa, counts the votes and acts as the inspector of election for the meeting.

Who can attend the annual meeting, and how do I obtain an admission ticket?

You
may attend the meeting if you were a shareholder as of the close of business on February 11, 2008. If you plan to attend the meeting, you will need an admission ticket, which is part of your proxy form. If a broker holds your shares and you would like to attend, please write to: Alcoa, 201 Isabella Street, Pittsburgh, PA 15212-5858, Attention: Diane Thumma. Please include a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker), and we will send you an admission ticket.

What constitutes a “quorum” for the
meeting?

A quorum consists of a majority of the outstanding shares, present or represented by proxy. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as “shares present” at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares.

Voting

At the close of business on February 11, 2008, the record date for the meeting, Alcoa had outstanding 814,370,863 shares of common stock (excluding treasury shares). Each share of common stock is entitled to one vote.

Director candidates who receive the highest number of votes cast will be elected. Approval of each other item being considered requires a majority of the votes cast.

In any uncontested election of directors (an election in which the number of nominees is the same as the number of directors to be elected), any incumbent director nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election must tender his or her resignation within 30 days of the final vote tally. The Board of Directors will decide whether to accept the resignation at its next regularly scheduled board meeting, through a process managed by the Governance and Nominating Committee, excluding the director in question. Thereafter, the Board of Directors promptly will disclose its decision whether to accept the director’s resignation offer (and the reasons for rejecting the resignation, if applicable) in a document filed with the
Securities and Exchange Commission. In reaching its decision, the board may consider any factors it deems relevant, including the director’s qualifications, the director’s past and expected future contributions to the company, the overall composition of the board and whether accepting the tendered resignation would cause the company to fail to meet any applicable rule or regulation, including New York Stock Exchange listing requirements and federal securities laws.

Who pays for the solicitation of proxies?

Alcoa pays the cost of soliciting proxies. Proxies will be solicited on behalf of the Board of Directors by mail, telephone, other electronic means or in person. We have retained Morrow & Company, LLC to assist with the solicitation for a fee of $13,000 plus reasonable out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes.

How
do I comment on company business?

Your comments are collected from the proxy card and the Internet if you vote by mailing the proxy card or by using the Internet. You may also send your comments to us in care of the Corporate Secretary. Although it is not possible to respond to each shareholder, your comments help us to understand your concerns and address your needs.

May I nominate someone to be a director of Alcoa?

Yes, please see page 55 of this proxy statement for complete details.

When are the 2009 shareholder proposals due?

To be considered for inclusion in
the 2009 proxy statement, shareholder proposals must be received in writing at our principal executive offices no later than November 20, 2008. Address all shareholder proposals to: Alcoa, Corporate Secretary’s Office, 390 Park Avenue, New
York, NY 10022-4608. For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2009 annual meeting, notice of intention to present the proposal must be received in writing by February 7, 2009. Address all notices of intention to present proposals at the 2009 annual meeting to: Alcoa, Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. For information on the procedures for shareholder nominations of director candidates for the 2009 annual meeting, see “Nominating Candidates for Election to the Board” on page 55 of this proxy statement.

Will the annual meeting be webcast?

Yes, our
annual meeting will be webcast on May 8, 2008. You are invited to visit http://www.alcoa.com under “About Alcoa—Corporate Governance—Annual Meeting” at 2:00 p.m. Eastern Daylight Time on May 8, 2008, to access the webcast of the meeting. Registration to the webcast is required. Pre-registration will be available beginning on May 1, 2008. An archived copy of the webcast also will be available on our website.

HOUSEHOLDING INFORMATION

We have adopted a procedure approved by the Securities and Exchange Commission called
“householding.” Under this procedure, shareholders of record who have the same last name and address and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy statement and Annual Report, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you participate in householding and wish to receive a separate copy of this proxy statement and the 2007 Annual Report, please call 1 800 522-6757, or submit a request in writing to: Alcoa, Corporate
Communications, 201 Isabella Street, Pittsburgh, PA 15212-5858, and a copy of each of these documents will be provided to you promptly.

If you do not wish to continue participating in householding and prefer to receive separate copies of future proxy statements and Annual Reports, please call 1 888
262-1102, or notify Alcoa in writing at the following address: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230-1150.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the proxy statement and
Annual Report, and you wish to receive only a single copy of each of these documents for your household, please contact Corporate Election Services as indicated above.

ITEM 1 – ELECTION OF DIRECTORS

As of the
date of this proxy statement, Alcoa’s Board of Directors has 13 members divided into three classes. Directors are elected for three-year terms. In January 2008, Michael G. Morris and E. Stanley O’Neal were appointed to the class of directors whose terms expire in 2010 to provide for succession planning in the class of 2010. The terms for members of each class end in successive years. Directors appointed to fill vacancies hold office for a term expiring at the annual meeting when the term for their class expires.

The Board of Directors has nominated
four directors, Joseph T. Gorman, Klaus Kleinfeld, James W. Owens and Ratan N. Tata, to stand for re-election to the board for a three-year term expiring in 2011.

The Board of Directors affirmatively determined that each of the nominees qualifies for election under the criteria for evaluation of directors, see
“Minimum Qualifications for Director Nominees and Board Member Attributes” on page 56 of this proxy statement. Each of the directors standing for re-election was evaluated by each other member of the Board of Directors and the conclusion was reached that each such nominee was well qualified to stand for re-election to the board. In addition, the Board of Directors determined that each nominee qualifies as independent under applicable regulations and the company’s guidelines for independence except Mr. Kleinfeld, who was elected President and Chief Operating Officer effective October 1, 2007 and as a result does not qualify as an independent director. See “Board, Committee and Director
Evaluations” on page 53 and “Director Independence” on page 51 of this proxy statement.

The Board of Directors recommends a vote FOR ITEM 1, the election of Joseph T. Gorman, Klaus Kleinfeld, James W. Owens and Ratan N. Tata, to the Board for a three-year term expiring in 2011.

The proxy committee will vote your proxy for the election of the four nominees unless you withhold authority to vote for any one or more of them. If any director is unable to stand for election, the board may reduce its size or choose a substitute. Proxies cannot be voted for a greater number of persons than the number of nominees named.

NOMINEES TO SERVE FOR A THREE-YEAR TERM EXPIRING IN 2011

Joseph T. Gorman

Age:

70

Director since:

1991

Alcoa Board Committees:

      Audit Committee, Compensation and Benefits Committee (chair), Executive
Committee.

Principal occupation:

      Chairman and Chief Executive Officer, Moxahela Enterprises, LLC, a
venture capital firm, since 2001.

Recent business experience:

Mr. Gorman retired as Chairman and Chief Executive Officer of TRW Inc., a global company serving the automotive, space and information systems markets, in June 2001, after a 33-year career with the company, and after having served in those positions since 1988.

Other directorships:

      Meridian Technologies, Inc., Tonsberg Magnesium Group International AB,
and Vector Intersect Security Acquisition Corp.

NOMINEES TO SERVE FOR A THREE-YEAR TERM EXPIRING IN 2011 (continued)

Klaus Kleinfeld

Age:

50

Director since:

2003

Principal occupation:

      President and Chief Operating Officer of Alcoa, since October 1,
2007.

Recent business experience:

Mr. Kleinfeld was President and Chief Executive Officer, Siemens AG, a
global electronics and industrial conglomerate from January 2005 to June 2007. Mr. Kleinfeld served as Deputy Chairman of the Managing Board and Executive Vice President of Siemens AG from 2004 to January 2005. He served as President and Chief
Executive Officer of Siemens Corporation, the U.S. arm of Siemens AG, from 2002 to 2004. Mr. Kleinfeld served as Chief Operating Officer of Siemens Corporation from January to December 2001.

Prior to his U.S. assignment, Mr. Kleinfeld was Executive Vice President and a member of the
Executive Board of the Siemens AG Medical Engineering Group in Germany from January to December 2000.

Other directorships:

Bayer AG.

NOMINEES TO SERVE FOR A THREE-YEAR TERM EXPIRING IN 2011 (continued)

James W. Owens

Age:

62

Director since:

2005

Alcoa Board Committee:

Audit Committee.

Principal occupation:

      Chairman and Chief Executive Officer of Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines, since February 2004.

Recent business experience:

Mr. Owens served as Vice Chairman of Caterpillar from December 2003 to
February 2004, and as Group President from 1995 to 2003, responsible at various times for 13 of the company’s 25 divisions.

Mr. Owens joined Caterpillar in 1972 as a corporate economist and has held numerous management positions at Caterpillar from that time to the present.

Other directorships:

      Caterpillar Inc. and International Business Machines
Corporation.

NOMINEES TO SERVE FOR A THREE-YEAR TERM EXPIRING IN 2011 (continued)

Ratan N. Tata

Age:

70

Director since:

2007

Alcoa Board Committee:

Public Issues Committee.

Principal occupation:

      Chairman, Tata Sons Limited, the holding company of the Tata Group, one of India’s largest business conglomerates, since 1991.

Recent business experience:

Mr. Tata is the Chairman of the major Tata Group companies including
Tata Motors, Tata Steel, Tata Consultancy Services, Tata Power, Tata Tea, Tata Chemicals, Indian Hotels, Tata Teleservices and Tata AutoComp. Mr. Tata joined the Tata Group in December 1962.

Mr. Tata is associated with many organizations in India and abroad, including the international advisory boards of the American International Group, JPMorgan Chase, Mitsubishi Corporation and Rolls-Royce.

Other directorships:

      Fiat S.p.A.; The Bombay Dyeing & Manufacturing Company Limited;
Hindustan Aeronautics Limited.

DIRECTORS WHOSE TERMS EXPIRE IN 2010

Alain J. P. Belda

Age:

64

Director since:

1998

Alcoa Board Committee:

Executive Committee (chair).

Principal occupation:

      Chairman of the Board and Chief Executive Officer of Alcoa, since
January 2001.

Recent business experience:

Mr. Belda was President and Chief Executive Officer of Alcoa from May
1999 to January 2001; President and Chief Operating Officer from 1997 to May 1999; Vice Chairman from 1995 to 1997; and Executive Vice President from 1994 to 1995.

From 1979 to 1994, he was President of Alcoa Aluminio S.A. in Brazil, Alcoa’s Brazilian subsidiary.

Other directorships:

Citigroup Inc.

DIRECTORS WHOSE TERMS EXPIRE IN 2010 (continued)

Carlos Ghosn

Age:

54

Director since:

2002

Principal occupation:

      President and Chief Executive Officer, Nissan Motor Co., Ltd., since
2001, and President and Chief Executive Officer of Renault S.A., since April 2005.

Recent business experience:

Mr. Ghosn served as Chief Operating Officer of Nissan from 1999 to 2001.

He served as Executive Vice President of Renault S.A. of France from 1996 to
1999, responsible for advanced research, car engineering and development, car manufacturing, power train operations and purchasing.

From 1979 to 1996, he served in various capacities with Compagnie Générale des Établissements Michelin in Europe, the U.S. and Brazil, including
Chairman, President and Chief Executive Officer of Michelin North America, Inc. from 1990 to 1996.

Other directorships:

Nissan Motor Co., Ltd. and Renault S.A.

DIRECTORS WHOSE TERMS EXPIRE IN 2010 (continued)

Michael G. Morris

Age:

61

Director since:

2008

Alcoa Board Committee:

Public Issues Committee.

Principal occupation:

      Chairman, President and Chief Executive Officer, American Electric Power
Company, Inc. (AEP), a public utility holding company.

Recent business experience:

Mr. Morris was elected President and Chief Executive Officer of AEP in
January 2004; Chairman of the Board of AEP in February 2004; and Chairman, President and Chief Executive Officer of all of AEP’s major subsidiaries in January 2004. From 1997 to 2003, Mr. Morris was Chairman, President and Chief Executive
Officer of Northeast Utilities. Prior to that he held positions of increasing responsibility in energy and natural gas businesses.

Other directorships:

      American Electric Power Company, Inc., Cincinnati Bell Inc. and The
Hartford Financial Services Group, Inc.

DIRECTORS WHOSE TERMS EXPIRE IN 2010 (continued)

E. Stanley O’Neal

Age:

56

Director since:

2008

Alcoa Board Committee:

Audit Committee.

Recent business experience:

Mr. O’Neal served as Chairman of the Board and Chief Executive
Officer of Merrill Lynch & Co., Inc. until October 2007. He became Chief Executive Officer of Merrill Lynch in 2002 and was elected Chairman of the Board in 2003.

Mr. O’Neal was employed with Merrill Lynch for 21 years, serving as President and Chief Operating Officer from July 2001 to December
2002, President of U.S. Private Client from February 2000 to July 2001, Chief Financial Officer from 1998 to 2000 and Executive Vice President and Co-head of Global Markets and Investment Banking from 1997 to 1998.

Before joining Merrill Lynch, Mr. O’Neal was employed at General Motors Corporation where he held a number of financial positions of increasing responsibility.

DIRECTORS WHOSE TERMS EXPIRE IN 2010 (continued)

Henry B. Schacht

Age:

73

Director since:

1994

Alcoa Board Committees:

      Audit Committee (chair), Executive Committee, Public Issues Committee.

Principal occupation:

      Managing director and senior advisor of Warburg Pincus LLC, a global private equity firm, since 2004.

Recent business experience:

Mr. Schacht served as Chairman (1996 to 1998; and October 2000 to
February 2003) and Chief Executive Officer (1996 to 1997; October 2000 to January 2002) of Lucent Technologies Inc. He also previously served as Senior Advisor (1998 to 1999 and 2003) to Lucent.

Mr. Schacht was managing director of Warburg Pincus LLC, from February 1999 until October
2000.

Mr. Schacht was Chairman (1977 to 1995) and Chief Executive Officer (1973
to 1994) of Cummins Inc., a leading manufacturer of diesel engines.

Other directorships:

Alcatel-Lucent.

DIRECTORS WHOSE TERMS EXPIRE IN 2010 (continued)

  Franklin A. Thomas   Lead
Director

Age:

73

Director since:

1977

Alcoa Board Committees:

      Compensation and Benefits Committee, Executive Committee, Governance and
Nominating Committee (chair).

Principal occupation:

      Consultant, The Study Group, a nonprofit institution assisting development in South Africa, since 1996. Advisor to the United Nations Fund for International Partnerships, since 1998.

Recent business experience:

Mr. Thomas was Chairman, The September 11th Fund, 2001 – 2006.

He was President and Chief Executive Officer of The Ford Foundation from 1979 until 1996.

Mr. Thomas was President and Chief Executive Officer of Bedford Stuyvesant Restoration Corporation, a nonprofit community development corporation, from
1967 to 1977 and prior to that served as Deputy Police Commissioner in charge of legal matters for the New York City Police Department.

Other directorships:

Citigroup Inc.

DIRECTORS WHOSE TERMS EXPIRE IN 2009

Kathryn S. Fuller

Age:

61

Director since:

2002

Alcoa Board Committees:

      Compensation and Benefits Committee, Governance and Nominating
Committee, Public Issues Committee.

Principal occupation:

Chair, The Ford Foundation, since May 2004.

Recent business experience:

Ms. Fuller retired as President and Chief Executive Officer of World
Wildlife Fund U.S. (WWF), one of the world’s largest nature conservation organizations, in July 2005, after having served in those positions since 1989. Ms. Fuller continues her affiliation with WWF as a member of the Advisory Council of WWF.

She was a Public Policy Scholar at the Woodrow Wilson International Center for
Scholars, a nonpartisan institute established by Congress for advanced study of national and world affairs, for a year beginning in October 2005.

Ms. Fuller had various responsibilities within WWF and The Conservation Foundation from 1982 to 1989, including executive vice president, general counsel and director of
WWF’s public policy and wildlife trade monitoring programs.

Ms. Fuller
held several positions in the U.S. Department of Justice, culminating as Chief, Wildlife and Marine Resources Section, in 1981 and 1982.

DIRECTORS WHOSE TERMS EXPIRE IN 2009 (continued)

Judith M. Gueron

Age:

66

Director since:

1988

Alcoa Board Committees:

Audit Committee, Public Issues Committee (chair).

Principal occupation:

Scholar in Residence at MDRC, a nonprofit research organization that designs, manages and studies projects to increase the self-sufficiency of economically disadvantaged groups, since September 2005, and President Emerita of MDRC since 2004.

Recent business experience:

Ms. Gueron was a Visiting Scholar at the Russell Sage Foundation, a
foundation devoted to research in the social sciences, from 2004 to 2005.

Ms.
Gueron was President of MDRC from 1986 to August 2004. She was MDRC’s Executive Vice President for research and evaluation from 1978 to 1986.

Before joining MDRC, she was director of special projects and studies and a consultant for the New York City Human Resources Administration.

Other directorships:

National Bureau of Economic Research.

DIRECTORS WHOSE TERMS EXPIRE IN 2009 (continued)

Ernesto Zedillo

Age:

56

Director since:

2002

Alcoa Board Committees:

      Audit Committee, Governance and Nominating Committee, Public Issues
Committee.

Principal occupation:

      Director, Yale Center for the Study of Globalization, since September
2002, at Yale University.

Recent business experience:

Mr. Zedillo is the former president of Mexico; he was elected in 1994 and served until 2000.

Before his election as president of Mexico, Mr. Zedillo
served in various positions in the Mexican Federal Government and in Mexico’s Central Bank.

Mr. Zedillo is a member of the international advisory boards of ACE Limited, The Coca-Cola Company, JPMorgan Chase, and Rolls-Royce.

Other directorships:

      Electronic Data Systems Corporation and
The Procter & Gamble Company.

ITEM 2 – PROPOSAL TO RATIFY THE INDEPENDENT AUDITOR

The company’s Audit Committee Charter provides in relevant part:

“The Committee shall have sole authority and be directly responsible for the retention, compensation, oversight, evaluation and termination (subject, if applicable, to shareholder ratification) of the work of the
Company’s outside auditors for the purpose of preparing or issuing an audit report or related work. The Company’s outside auditors shall report directly to the Committee.”

In 2004, the board determined that the annual selection of the outside auditor would be submitted to shareholders for ratification. The
Audit Committee selected PricewaterhouseCoopers LLP to serve as our independent auditor for 2008, subject to ratification by our shareholders. PricewaterhouseCoopers LLP served as the company’s independent auditor in 2007.

Representatives of PricewaterhouseCoopers LLP will be present at the 2008 annual meeting of shareholders to answer questions and to make a statement if they desire to do so.

Vote Required for Approval

For this proposal to be adopted, a majority of the votes cast by shareholders must be voted for approval.

The Board of Directors recommends a vote FOR ITEM 2, to ratify the selection of the independent auditor. The proxy committee will vote your proxy for this item unless you give instructions to the contrary on the proxy.

2008 REPORT OF THE AUDIT COMMITTEE

The Audit
Committee reviews the company’s financial reporting process on behalf of the Board of Directors, and it is thus responsible for assisting the board in fulfilling its oversight responsibilities for the integrity of the company’s financial statements and internal controls; the company’s compliance with legal and regulatory requirements; the independent auditor’s qualifications and independence; and the performance of the independent auditors as well as the company’s own internal audit function. Management has primary responsibility for the preparation of the company’s financial statements and the development and maintenance of adequate systems of internal accounting and financial controls. The auditors, both internal and independent, have responsibility then to review and audit, when appropriate, those financial statements and internal controls. Based upon the audit conducted in accordance with generally accepted auditing standards, the independent auditor is responsible for expressing an opinion on the financial statements and internal controls. The Audit Committee monitors and oversees all of these processes.

The committee has discussed with PricewaterhouseCoopers LLP the firm’s independence from the company and management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the committee has discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 90.

The committee has
considered whether the independent auditor’s provision of non-audit services to the company is compatible with the auditor’s independence. We have established a policy on requiring pre-approval of fees for audit, audit-related, tax and other services, which is set forth in Attachment B to this proxy statement. We retain the independent auditor to provide services only for audit and audit-related work and for limited tax services. We have referred most of our tax work to another accounting firm. The lead audit partner is rotated at least every five years in accordance with New York Stock Exchange requirements. In 2005, a new lead partner was designated. The committee has concluded that the independent auditor is independent from the company and its management.

The committee has reviewed with the Vice President – Audit and the independent auditor the overall scope and specific plans for their respective audits, and the committee regularly monitored the progress of both in assessing the company’s compliance with Section 404 of the Sarbanes-Oxley Act, including their findings, required resources and progress to date.

At every regular meeting, the committee meets separately, and without management present, with the Vice President – Audit and the independent auditor to review the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of Alcoa’s accounting and financial reporting. The committee also meets separately at its regular meetings with the Chief Financial Officer and the General Counsel.

In that context, the committee has met and discussed with management and the independent auditor the fair and complete presentation of the company’s financial statements. The committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, and the committee has reviewed and discussed the consolidated financial statements with both management and the independent auditor.

Relying on the foregoing reviews and discussions, the committee recommended to the Board of Directors, and the board approved, inclusion of the audited financial statements in the company’s Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange
Commission. In addition, the committee has approved, subject to shareholder ratification, the selection of PricewaterhouseCoopers LLP as the company’s independent auditor for 2008.

See page 52 of this proxy statement, “Committees of the Board — Audit Committee,” for information on the committee’s
2007 meetings.

The Audit Committee

Henry B. Schacht, Chairman

Joseph T. Gorman

Judith M. Gueron

E. Stanley O’Neal

James W. Owens

Ernesto
Zedillo

March 14, 2008

AUDIT AND NON-AUDIT FEES

The following table
shows fees for professional services rendered by PricewaterhouseCoopers LLP for the past two fiscal years ended December 31 (in millions):

2007

2006

Audit Fees

$
19.2

$
15.4

Audit-Related Fees

0.3

0.4

Tax Fees

0.3

0.6

All Other Fees

0.0

0.0

Audit Fees include the base
audit fee, effects of foreign currency exchange rates on the base audit fee, scope adjustments to the base audit requirements, accounting and audit advisory services and audits of businesses to be divested. The increase from 2006 to 2007 resulted from higher fees for businesses to be divested which were $6.2 million in 2007 and $2.8 million in 2006.

Audit-Related Fees include due diligence services for acquisitions and divestitures, audits of employee benefit plans, agreed upon or expanded audit procedures for accounting or regulatory requirements and consultation with management as to accounting or disclosure treatment.

Tax
Fees include U.S. Federal, State and local tax support, international tax support, review and preparation of U.S. and international tax returns and preparation of tax returns for expatriate employees.

POLICY ON PRE-APPROVAL OF AUDIT SERVICES

To
assist it in carrying out its responsibility for appointing, setting compensation and overseeing the work of the independent auditor, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. The pre-approval policies and procedures adopted by the Audit Committee for audit and non-audit services in 2007, including specific definitions of the categories of services, are attached. See “Attachment B”
on page 59 of this proxy statement. All fees are budgeted at the beginning of the year, and throughout the year at each Audit Committee meeting, the Audit Committee requires the independent auditor and management to report actual fees versus budget by category of service. During the year it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories, or to increase an estimated amount for services already approved. In that situation, the Audit Committee requires specific pre-approval before the independent auditor is engaged for the work or the additional work is undertaken. The Audit Committee may delegate pre-approval authority to one or more of its members. In that case, the member must report to the full Audit Committee at its next meeting any pre-approval decisions taken.

ITEM 3 – SHAREHOLDER PROPOSAL

The Free
Enterprise Action Fund (“FEAOX”), beneficial owner of approximately 734 shares of common stock, has notified Alcoa that it intends to present the following proposal at the annual meeting through one or more representatives of its investment adviser, Action Fund Management, LLC, 12309 Briarbush Lane, Potomac, Maryland 20854. The proposal, as submitted, reads as follows:

Global Warming Report

Resolved: The shareholders request that the Board of Directors prepare by October 2008, at reasonable expense and omitting proprietary information, a Global Warming
Report. The report may describe and discuss how action taken by Alcoa to reduce its impact on global climate change may:

1.
Have affected global climate to date; and may

2.
Affect global climate in the foreseeable future

The report may include discussions of Alcoa’s impact on global climate in terms of any changes in mean global temperature and any undesirable climatic and weather-related events and disasters avoided.

Supporting Statement:

Alcoa says on its web site that it supports action on global warming. Alcoa is a member of the U.S. Climate Action Partnership (USCAP), a group that lobbies for global warming regulation.

But scientific data show that atmospheric levels of carbon
dioxide, the greenhouse gas of primary concern in global warming, do not drive global temperature. See e.g., http://youtube.com/watch?v=XDI2NVTYRXU .

Even assuming for the sake of argument that atmospheric carbon dioxide levels affect global temperatures, the U.S. Environmental Protection
Agency recently projected that worldwide regulation of manmade greenhouse gas emissions would have a trivial impact on atmospheric concentrations of carbon dioxide. See http://www.epa.gov/climatechange/downloads/s1766analysispart1.pdf
..

So greenhouse gas regulation is not likely to discernibly affect global climate.

Global warming regulation is expected to harm the economy. The
Congressional Budget Office, U.S. Department of Energy and prominent economists such as Alan Greenspan, Arthur Laffer and Greg Mankiw all say that the cap-and trade—a type of greenhouse gas regulation promoted by USCAP—would reduce economic growth. See e.g., http://www.junkscience.com/failure_to_disclose.pdf.

Shareholders want to know how Alcoa’s actions relating to global warming may be affecting global climate.

POSITION OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote “AGAINST” the proposal.

Our corporate strategy must take into account management’s assessment of the accumulation of scientific data, which provide compelling evidence that emissions of greenhouse gases are having a negative effect on climate-related environmental conditions. In light of these data, Alcoa has reduced its own greenhouse gas emissions by 25% from 1990 levels, even while more than doubling production.

A well coordinated strategy that takes into account existing scientific data on climate change is essential to meeting our business objectives with a sustainable operating model in a future carbon-constrained environment. Part of that strategy involves supporting responsible legislation designed to reduce greenhouse gas emissions. That is why we have joined a diverse group of businesses and environmental organizations to call on the United States government to enact national legislation to achieve reductions in greenhouse gas emissions and to recognize those companies, such as Alcoa, who have already taken action to reduce their emissions. Alcoa believes that its work to reduce greenhouse gas emissions ahead of regulatory requirements puts the company in a stronger position to receive tradable emission credits for early action, a provision that is advocated with the US CAP “Call to Action” and most mainstream legislative proposals in the U.S. Congress. Credit for early action can help minimize the competitiveness threat to the company’s U.S.-based manufacturing assets.

We do not believe Alcoa’s resources are best spent preparing the requested report.

The Board of Directors therefore recommends a vote AGAINST ITEM 3. The proxy committee will vote your proxy against this item unless you give instructions to the contrary in the proxy.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation
and Benefits Committee has:

1.
reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management;

and

2.
based on the review and discussions referred to in paragraph (1) above, the Compensation and Benefits Committee recommended to the Board of Directors that the Compensation
Discussion and Analysis be included in the company’s proxy statement relating to the 2008 annual meeting of shareholders.

The Compensation and Benefits Committee

Joseph T. Gorman, Chairman

Kathryn S. Fuller

Franklin A. Thomas

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

About Alcoa

Alcoa is a leading vertically integrated global aluminum company involved in all aspects of the aluminum business from mining to fabricated products. At December 31, 2007, we employed about 107,000 people in 44 countries. We had record financial performance in 2007:

•

record revenues of $30.7 billion,

•

record income from continuing operations of $2.6 billion,

•

record cash from operations of $3.1 billion,

•

a debt to capital ratio of 30.2%, well within our targeted range,

•

a dividend increase of 13%, and

•

total shareholder return of 24%.

Compensation philosophy

We compensate executives based on the market and
performance. If we do not offer comparable compensation in the market, we will not be able to retain talented people or attract them to work for Alcoa. We have three main elements of compensation—salaries, annual cash incentives, and equity awards. Annual incentive compensation and a portion of our equity awards are based on performance.

Peer Group for Market Comparisons

We
compare our compensation annually with market data compiled by Towers Perrin for a group of companies in a wide variety of industries located in North America. In 2007, we used the database of companies listed in Attachment A. The peer group companies are selected without input from us.

In addition, the Compensation
and Benefits Committee (the “Committee”) retains its own consultant, Frederic W. Cook of Frederic W. Cook & Company, to analyze market data and to provide general compensation advice to the Committee, particularly on CEO compensation. Mr. Cook and his firm do not provide any services to the company other than the services provided directly to the Committee.

Named Executive Officers

The named executive officers include our
principal executive officer, our principal financial officer and the three other most highly compensated executive officers:

•

Alain J. P. Belda, Chairman and Chief Executive Officer

•

Klaus Kleinfeld, President and Chief Operating Officer

•

Charles D. McLane, Jr., Executive Vice President and Chief Financial Officer

•

William F. Christopher, Executive Vice President and President, Engineered Products and Solutions

•

Lawrence R. Purtell, Executive Vice President, General Counsel / Chief Compliance Officer

Summary of Compensation Decisions by the Committee

Name

Salary Paid in 2007

Cash Incentive for 2007 Performance

Other Cash Bonus

Equity Awards at Grant Date Value

Total

Alain J. P. Belda

$
1,457,500

$
2,000,000

$
1,000,000

$
6,323,489

$
10,780,989

Klaus Kleinfeld

$
350,000

$
0

$
7,000,000

$
2,349,995

$
9,699,995

Charles D. McLane, Jr.

$
535,096

$
500,000

$
0

$
1,933,010

$
2,968,106

William F. Christopher

$
591,154

$
625,000

$
0

$
2,714,430

$
3,930,584

Lawrence R. Purtell

$
568,833

$
500,000

$
0

$
1,578,500

$
2,647,333

This chart shows the compensation
amounts the Committee considered when making decisions about compensation for 2007. These numbers differ from what we report in the Summary Compensation Table primarily due to valuation of equity awards. The equity award values in the Summary
Compensation Table include amounts for Messrs. Belda, Christopher and Purtell that relate to the exercise of options granted in 1999 through 2003. See “Equity Awards—Reload Options” page 30. The salary paid in 2007 column includes an extra week’s pay instead of vacation for employees with 25 or more years of service. Mr. Kleinfeld’s salary in the Summary Compensation Table includes his director fees before he became an officer of the company.

SALARY

We consider the market median for each of the officers named in this proxy, using the peer group listed in Attachment A. Differences in compensation among the officers reflect the market rates for those positions.

In 2007, the Committee approved the following salary increases for the named executive officers:

Name

Annual Salary as of 12/31/06

Increase

Annual Salary as of 12/31/07

Amount

Percentage

Alain J. P. Belda

$
1,375,000

$
55,000

4.0
%

$
1,430,000

Charles D. McLane, Jr.

$
360,000

$
165,000

45.8
%

$
525,000

William F. Christopher

$
525,000

$
55,000

10.5
%

$
580,000

Lawrence R. Purtell

$
550,000

$
25,000

4.5
%

$
575,000

In determining the salary increases
for the named executive officers, the Committee considered the following factors in addition to peer group market data: for Mr. McLane, his promotion to the position of Chief Financial Officer and for Mr. Christopher, a significant increase in the scope of his responsibilities.

Also in 2007, the Committee
approved a starting annual salary for Mr. Kleinfeld of $1,400,000, who joined the company on October 1, 2007, as President and Chief Operating Officer. The starting salary was a negotiated amount that took into consideration his prior experience as a chief executive officer of a global company with fiscal 2007 revenues of €72.448 billion.

Bonuses

Mr. Kleinfeld received a signing bonus of $6,500,000 when he joined the company as President and Chief Operating Officer on October 1, 2007. His incentive compensation for 2007 of $500,000, is also reported in the Summary
Compensation Table under the “bonus” column. In addition, the Committee awarded Mr. Belda a one-time bonus of $1,000,000 to recognize his sustained performance and contribution to the company and its stakeholders in his nine years as
CEO.

ANNUAL CASH INCENTIVE

Annual cash incentive compensation supports our business objective of delivering positive annual operating results. As executives move to greater levels of responsibility, the percentage of their compensation at risk and based on performance increases. As a result, in 2007 we targeted incentive compensation for the CEO at 130% of salary, the COO at 120% of salary and the other named executive officers at 80 to 85% of salary.

Incentive Compensation Plan

Our annual cash incentive compensation plan has two components: a formula based on business unit performance and a qualitative evaluation of individual performance.

Individual Performance Factors

For 2007, the Committee approved the individual performance adjustments to the calculated formula award indicated in the table below.

Name

Formula Award

Final Incentive Award

Alain J. P. Belda

$
1,827,400

$
2,000,000

Charles D. McLane, Jr.

$
438,700

$
500,000

William F. Christopher

$
602,000

$
625,000

Lawrence R. Purtell

$
447,300

$
500,000

The Committee considered the advice of
its independent consultant as to the reasonableness of the cash incentive awards in relation to the market when making adjustments to the calculated formula results. The Committee then made a qualitative assessment of the individual performance of the named executive officers. With regard to Mr. Belda, the Committee considered, among other things, the following factors:

•

  Key annual business results compared to plan and the record performance of the company described in “About Alcoa” on page 23:

$ in billions

2007 Plan

2007 Actual

Revenue

$
29.1

$
30.7

Net Income

$
2.5

$
2.6

Cash from Operations

$
3.1

$
3.1

Days of Working Capital

50.4

43.8

Metric

2007 Target

Result

Return on Capital*

Exceed cost of capital

Ö Bloomberg ROC = 12.7%

Cash from Operations

Exceed capital expenditures

= Cash From Ops = $3.1B Net CAPEX = $3.16B

Volume/Mix/Productivity

Exceed cost inflation

X Cost Inflation Greater by $262M

EBITDA Margins*

Exceed 2006 performance in every downstream segment

  Ö Engineered Products   Ö Extruded & End Products   X Flat-Rolled Products   Ö
Packaging & Consumer

Debt to Capital Ratio

Not to exceed 30% - 35%

Ö Debt to Capital = 30.2%

Capital Expenditures

$3.0 - $3.2 Billion

Ö Net CAPEX = $3.16B

*

Information on how Alcoa calculates the financial measures is disclosed on Alcoa’s website at:
http://www.alcoa.com/global/en/investment/analysis.asp in the 4Q07 Analyst Presentation PDF in the Appendix section.

The Committee also considered qualitative factors such as personal effectiveness, values, intensity, communications skills and other qualities such as relationships with key constituents.

The Committee also evaluated progress on corporate strategy
and growth initiatives for the mid and long term future of the company. The key accomplishments in 2007 toward mid and long term goals are summarized in the table that follows.

Upstream Focus

Portfolio Management

Opened anode plant in Norway and smelter in Iceland

Signed agreement to sell the packaging business

Continued the construction of the Juruti and Saõ Luís projects

Monetized Chalco investment

Invested in the Serra do Façaõ hydroelectric project

Finalized the soft alloy extrusions joint venture

Greenfield Opportunities—Guinea, Greenland, North Iceland

Restructured the Electrical and Electronic Solutions business

Closed on the automotive castings sale

Downstream Focus

Capital Structure Management

Based on Proprietary Alloys, Technology, Unique Equipment and Complex Processes

Dividend Increase of 13%

Geographically Diverse

Increased Share Repurchase Program

Serving Rapidly Expanding Common End Markets

Achieved debt to capital ratio of 30.2%

Opened our 3rd Flat Rolled Products facility (Kunshan) in China

Restructured debt portfolio; doubled tenor at same interest rate

Continued to expand the Bohai plant in China

Increased bank facility to $3.25 billion

Continued to make progress on our Russian assets

Arranged $30 billion acquisition financing

In addition, the Committee considered
the individual contributions of the other named executive officers to the company’s performance in 2007, including the following performance factors:

•

Mr. McLane: his leadership role in achieving excellent results in capital structure management during 2007.

•

Mr. Christopher: his leadership role in portfolio management of his businesses, including divestiture of the automotive castings business and restructuring of the electrical and electronic solutions business.

•

Mr. Purtell: his leadership role in major corporate transactions while sustaining an excellent compliance and litigation record.

Calculation of the Formula

The formula award is calculated as the weighted average of the performance, based on net operating profit after taxes, of each of our 16 business units against metrics specific to each of the 16 businesses.

The business unit and plant level
financial metrics for 2007 included threshold, target and maximum goals for:

•

return on capital at a business unit or plant level,

•

improvement in working capital at a business unit or plant level, and

•

other measures which differ among the businesses, including:

•

improvement in earnings before interest, taxes, depreciation and amortization (EBITDA) at a business unit or plant level,

•

improvements in net margin at a business unit or plant level, or

•

improvements in net income at a business unit or plant level.

In addition, each business unit had up to five non-financial goals chosen by each business unit, such as safety, productivity, delivery performance, quality and other metrics specific to a particular business or plant.

The target metric for all the business unit compensation plans was based on the operating plan metrics for each business unit. At the end of the year, the weighted average, based on net operating profit before taxes for each business, was determined using a calculated formula equal to this average, which we call the “corporate composite.”

The table below shows a 10-year history of the corporate composite performance.

Messrs. Belda, McLane and Purtell had a calculated
formula at the corporate composite amount of 98.3% for 2007 business unit performance. Mr. Christopher had a calculated formula of 50% of the corporate composite and 50% of the performance of the business units that report to him, resulting in a calculated formula amount for Mr. Christopher of 122.1%
for 2007 performance. The business units that reported to Mr. Christopher in 2007 included downstream fabricating businesses that serve the automotive, commercial transportation, aerospace, power generation and industrial building and construction markets. The financial results for these businesses, except building and construction, are reported under the Engineered Solutions segment. Financial results for building and construction are reported under the Extruded and End Products segment.

Company policy for incentive compensation recovery

Cash incentive compensation may be recovered by the company if misconduct by an executive officer contributed to the company’s having to restate all or a portion of its financial statements. See page 54 for the full text of the policy.

EQUITY AWARDS

The named executive officers receive most of their compensation value through equity awards because the individuals in these top policy making positions in the company are most able to affect the long-term performance of the company and the interests of the shareholders.

Equity awards are designed to motivate executives to:

•

take actions that benefit the long-term performance of the company,

•

further align their interests with the shareholders,

•

focus on return on capital, and

•

remain with the company.

A portion of the target value of regular stock awards is performance-based. Performance-based awards are earned if the company meets its corporate goals for return on capital, which are explained in more detail below.

Executive

Shares

Type of Award

$ Grant Date Value

% at risk for performance

Alain J. P. Belda

108,696

Time-vested stock award

3,293,489

100,000

Performance-based stock award

3,030,000

Total

$
6,323,489

48
%

Klaus Kleinfeld

17,241

Time-vested stock award

674,985

89,286

Performance-based stock options

675,002

25,543

Immediately vested shares

1,000,008

Total

$
2,349,995

29
%

Charles D. McLane, Jr.

22,850

Time-vested stock award

692,355

20,350

Performance-based stock award

616,605

17,500

Retention stock award

624,050

Total

$
1,933,010

32
%

William F. Christopher

24,000

Time-vested stock award

727,200

22,000

Performance-based stock award

666,600

35,000

Retention stock award

1,248,100

2,000

Special quarterly stock award

72,530

Total

$
2,714,430

25
%

Lawrence R. Purtell

16,500

Time-vested stock award

499,950

15,000

Performance-based stock award

454,500

17,500

Retention stock award

624,050

Total

$
1,578,500

29
%

The Committee establishes the amount of equity awards at the beginning of the year taking into consideration market data on median award value granted by peer companies, individual performance and the advice of their independent compensation consultant. The table above shows the value of equity awards at the grant date fair market value. For stock options, the fair market value is determined by the binomial lattice value and for full value stock awards (restricted share units) the fair market value is the closing stock price on the date of grant. Performance awards are shown at the grant date value for the target number of awards earned in 2007. This chart is provided to show the amounts the Committee was considering when establishing the awards for 2007. These amounts differ from the amounts shown in the Summary Compensation Table, for the reasons discussed in footnote 4 to the Summary Compensation Table on page 32 and under “Reload options”, page 30.

Performance-based equity awards

Performance stock and option awards are
at risk if the company’s corporate goals for return on capital are not met within a one-year performance period. We focus on return on capital because the company is engaged in a capital intensive business that requires strict discipline in the use of capital. In 2007, performance-based equity awards were earned at a rate of 116.58% of the target award, based on Alcoa’s 2007 return on capital of 14.96% as compared with the median return on capital of 13.82% for companies in the
S&P Materials Index who reported their 2007 results by March 1, 2008 (30 companies). The Alcoa return on capital calculation excludes major acquisitions and restructurings reported in 2007. In January 2007, the Committee awarded performance equity awards to the named executive officers at a target amount that was established at the median of the market for each position. Achieving above the target amount means that these individuals received 16.58% more equity awards than the target amount of awards. These awards are made in the form of restricted share units or stock options (at a ratio of four options to every restricted share unit), depending on the form of equity chosen by the executive under the equity choice program described below. Messrs. Belda, McLane, Christopher and Purtell received performance stock awards in the form of restricted share units that will cliff vest in 2010. Mr. Kleinfeld received performance stock options for the target amount of the award that will vest ratably over a three-year period, and he received restricted share units that will cliff vest in 2010 for the 16.58% of the awards that exceed the target amount.

We use the S&P Materials Index to compare return on capital because the capital structures of the companies in this list are comparable.
If the company’s return on capital equals the median return on capital for the comparator group of companies, then the target number of shares/options would be earned. The maximum award of 200% of the target is earned if the company’s return on capital exceeds the median of the comparator group’s return on capital by 50% or more. No award is earned if Alcoa’s return on capital is less than 50% of the median return on capital of the comparator group. Awards earned are prorated for performance between 0% and 200%; however, a minimum 60% of the target award is earned if Alcoa’s return on capital meets or exceeds its cost of capital, adjusted to exclude major acquisitions and construction work in process.

Regular time-vested awards

We have two types of time-vested awards—restricted share units and stock options. Regular time-vested awards are granted in January of each year. Participants may choose which form of regular award they want to receive under the equity choice program described below. Restricted share units cliff vest in three years and are paid in common stock at the end of the vesting period. Stock options vest ratably over a three year term and have a six year life.

Equity choice program

We have an equity choice program that permits recipients of time-vested and performance-based equity awards to elect in advance whether they prefer to receive their equity awards in the form of restricted share units or stock options, at a ratio of four stock options to one restricted share unit. For 2007 awards, Messrs. Belda, McLane, Christopher and Purtell chose to receive all of their equity awards in the form of restricted share units. Mr. Kleinfeld chose to receive his 2007 equity awards in the form of stock options for performance-based awards and in the form of restricted share units for time-vested awards.

Special awards and retention awards

In 2007, the Committee approved a special grant of 25,543 shares of immediately vested common stock for Mr. Kleinfeld, who joined the company on October 1, 2007 as President and Chief Operating Officer. The Committee also granted retention awards to Messrs. McLane, Christopher and Purtell, in the amounts of 17,500, 35,000 and 17,500 restricted share units respectively. The special retention awards have a three-year cliff vesting provision that will result in the awards being forfeited if they retire or leave voluntarily before the awards vest. When the awards vest, they are paid in stock. Special retention awards primarily differ from regular awards in that they do not continue to vest if an individual retires. These awards are granted to retain senior leaders as active employees. Mr. Christopher also received an award of special restricted share units with a three-year vesting period for his leadership of a team from different business units that focuses on a specific market sector. See the table, Outstanding Equity Awards at December 31, 2007 on page 40.

Reload options

Messrs. Belda, Christopher and Purtell
exercised stock options in 2007 that had been granted in years 1999 through 2003. These options had a one-time right to “reload” after 2003, meaning that new options would be granted at 100% of the then current market value of Alcoa stock on the date of exercise of the original options and would have the same expiration date of the original grants. Thus, under these legacy options, new reload options were issued at prices ranging from $46.16 to $47.32 for terms ranging from one to five years. In the Summary Compensation Table, we are required to report the compensation expense for these reload options as follows: Mr. Belda $13,558,026, Mr. Christopher $1,322,462 and Mr. Purtell $1,000,566. There is no certainty that these amounts will be realized. The size of the new reload grants is reported in the table Grants of Plan-Based Awards on page 36.

The company has not granted new stock options with a reload feature since 2003 and has no current intention of granting stock options with a reload feature in the future.
Only three grants of options having a reload feature are still outstanding. See the table Outstanding Equity Awards at December 31, 2007 on page 40, footnote 7.

Stock option timing and pricing

The company regularly grants stock
options to named executive officers at a fixed time every year—the date of the regular Committee meeting in January. The timing of the board and committee meetings in January is such that the meetings occur after we release earnings for the year and the performance of the company for the year is publicly disclosed. The exercise price of our stock options is the closing price of our stock on the date of the grant, as reported on the New York Stock Exchange. Stock options granted in 2007 have a six-year term and vest ratably over a three-year period.

Dividend policy on
stock awards

Dividend equivalents on stock awards are paid at the same rate as dividends paid on the common stock of the company and are paid in cash approximately at the time that dividends are paid to shareholders. During the vesting period of stock awards, dividend equivalents are paid on the number of stock awards granted. In the case of performance shares, dividend equivalents are paid at the target performance amount during the performance period and thereafter at the actual stock award amount earned until the stock award vests and shares of common stock are issued.

Dividend policy on stock options

Dividend equivalents are paid on certain stock options granted before January 1, 2003 based on a formula that takes into account the number of vested options, the Alcoa stock price on the dividend record date and the exercise price of the option.

Company stock ownership policy

The CEO and COO are both required to own 160,000 shares of Alcoa common stock and each of the other named executive officers is required to own 50,000 shares. All, except
Mr. Kleinfeld who was hired in October, have exceeded their stock ownership requirements as of the date of this proxy statement. Amounts invested in the Alcoa stock fund of the Alcoa Savings Plan, as well as share equivalent units in the company’s Deferred Compensation Plan and stock awards and earned performance share awards, are counted as ownership in assessing compliance with the guidelines. Unexercised stock options and unearned performance share awards are not counted toward the guidelines. See the Stock Ownership of Directors and Officers table on page 49.

Company policy for equity compensation recovery

The 2004 Alcoa Stock Incentive Plan contains a provision that permits cancellation or suspension of equity awards if a recipient takes any action in the judgment of the Committee that is not in the best interests of the company.

OTHER ELEMENTS OF COMPENSATION AND TAX MATTERS

Benefits

Benefits are part of a competitive compensation package to
attract and retain employees—including executives. The named executive officers participate in the same benefit plans as our salaried employees. Additional benefits paid to the named executive officers are explained in the notes to the Summary
Compensation Table on page 32.

Retirement plans

For a discussion of retirement benefits for the named executive officers, please see the notes to the Pension Benefits table on page 43.

Change in Control and Severance Plans

For a discussion of the Change in Control Severance Plan and the triggers for payments under that plan, please see page 46 “Change in Control Severance Plan.”

Income Tax Matters

For U.S. federal income tax purposes, Alcoa cannot take a tax deduction for some compensation paid in excess of $1 million, referred to as the “162(m)
limitation.” Our annual incentive compensation awards are included in the 162(m) limitation on deductible compensation to the extent they exceed $1 million in combination with salaries and some other compensation elements because the
Compensation and Benefits Committee has chosen to keep flexibility to use judgment to adjust awards (up or down) based on evaluations of individual performance and contribution. Stock option exercise income generally is not included in the 162(m)
limitation, but restricted stock units are included when they vest.

SUMMARY COMPENSATION TABLE

Name and Principal Position[1]

Year

Salary[2]

Bonus[3]

Stock Awards[4]

Option Awards[4]

Non-Equity Incentive Plan Compensation[5]

Change in Pension Value and Non-Qualified Deferred Compensation Earnings[6]

All Other Compensation[7]

Total

(a)

(b)

(c)

(d)

(e)

(f)

(g)

(h)

(i)

(j)

  Alain J. P. Belda Chairman of the Board and Chief Executive
Officer

2007

$
1,457,500

$
1,000,000

$
6,978,791

$
12,422,250

$
2,000,000

$
1,420,557

$
652,103

$
25,931,201
A

2006

$
1,401,442

$
0

$
3,263,083

$
3,094,010

$
2,400,000

$
813,740

$
597,419

$
11,569,694

Klaus Kleinfeld President and Chief Operating Officer

2007

$
546,125

$
7,000,000

$
1,056,257

$
94,500

$
0

$
132,891

$
1,523,863

$
10,353,636

Charles D. McLane, Jr. Executive Vice President and Chief Financial Officer

2007

$
535,096

$
0

$
1,394,705

$
0

$
500,000

$
852,017

$
120,733

$
3,402,551

  William F. Christopher Executive Vice President; President, Engineered Products and Solutions

2007

$
591,154

$
0

$
1,902,728

$
1,322,462

$
625,000

$
801,022

$
37,179

$
5,279,545
B

2006

$
535,096

$
0

$
2,006,571

$
0

$
675,000

$
470,924

$
34,844

$
3,722,435

Lawrence R. Purtell Executive Vice President, General Counsel/Chief Compliance Officer

2007

$
568,833

$
0

$
1,719,837

$
1,000,566

$
500,000

$
266,977

$
34,130

$
4,090,343
C

  A$13,558,026

is attributable to the accounting value of reload options. See footnote 4.

  B$1,322,462

is attributable to the accounting value of reload options. See footnote 4.

  C$1,000,566

is attributable to the accounting value of reload options. See footnote 4.

Summary Compensation Table Notes

1Column (a)—Named Executive
Officers

The named executive officers include the principal executive officer, the principal financial officer and the three other most highly compensated executive officers who were serving as executive officers at December 31, 2007. For purposes of determining the most highly compensated executive officers, the amounts shown in column (h) were excluded.

2Column (c)—Salaries

The salary column includes annual salary and for employees with 25 or more years of service, when chosen by the employee, an extra week’s pay instead of vacation. Mr. Kleinfeld’s amount includes director fees for service as a non-employee director from January 1, 2007 through September 30, 2007. He was elected President and Chief Operating Officer effective October 1, 2007 and has not received fees as a director from that date.

3Column
(d)—Bonus

The amount shown for Mr. Belda was awarded by the Compensation and Benefits Committee to recognize his sustained performance and contribution to the company and its stakeholders in his nine years as CEO. The amount shown for Mr. Kleinfeld reflects a $6,500,000 sign-on bonus and a $500,000 incentive compensation award based on his employment agreement. He joined the company on October 1, 2007 as President and Chief Operating Officer.

4Columns
(e) and (f)—Stock Awards and Stock Options

The value of stock awards in column (e) and stock options in column (f) equals the accounting charge for compensation expense incurred by the company for 2005, 2006 and 2007 equity awards, calculated in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004)
Share-Based Payment (“FAS 123R”). See CD&A, “Performance-based equity awards” at page 29.

Messrs. Belda, Christopher and Purtell exercised previously granted stock options in 2007 at prices ranging from $46.16 to $47.32. These stock options had been granted in years 1999 through 2003 and carried with them a one-time right to “reload” the option after 2003, meaning that new options would be granted at 100% of the then current market value of Alcoa stock on the date of exercise in 2007 of the original option and would have the same expiration date as the original option. Thus, under these legacy options, new reload options were granted at prices ranging from $46.16 to $47.32 for terms ranging from one to five years. The accounting value attributed to reload options in the Summary Compensation Table is for Mr. Belda, $13,558,026, for Mr. Christopher $1,322,462 and for Mr. Purtell $1,000,556. There is no certainty that these amounts will be realized.

The company has not granted new stock options with a reload feature since 2003 and has no current intention of granting stock options with a reload feature in the future. Most options having a reload feature have already expired. Only three grants are outstanding that still carry a reload feature. They are indicated in the Outstanding
Equity Awards at December 31, 2007 table on page 40, see footnote 7.

Accounting valuation of equity awards

We report in the Summary Compensation Table the value for equity awards that we charge to compensation expense in our financial statements under FAS 123R.

The assumptions underlying the FAS 123R valuation of equity awards are set forth in the table below:

Original Grants

Reload Grants

Kleinfeld Grant

Weighted average fair value per option

$
6.04

$
5.56

$
7.56

Average risk-free interest rate

4.75- 5.16
%

4.94- 5.11
%

4.03- 4.59
%

Expected dividend yield

2.20
%

2.20
%

2.10
%

Expected volatility

22-29
%

22-24
%

22-29
%

Expected exercise behavior

35
%

26
%

35
%

Expected life (years)

3.8

1.5

3.9

The FAS 123R value of equity awards in
the Summary Compensation Table includes grants from 2005 and 2006 in addition to the current year’s grant. The amounts for 2006 awards include the reversal of accruals for performance awards where the actual award granted was less than the expected award at the time the charge to compensation expense was taken into account in the financial statements. In 2006, we estimated the performance awards (in the form of stock options or restricted share units, as chosen by the officer) would result in a payment equal to 158% of the target award. When the comparator group results were determined, the actual results were 124.1% of the target award, resulting in a reversal of an accrual for the performance awards.

5Column (g)—Non-Equity Incentive Plan Compensation

Reflects cash incentive
compensation paid under the Incentive Compensation Plan for 2007 performance. See page 25 of the CD&A “ANNUAL CASH INCENTIVE” for an analysis of the performance factors associated with these awards.

6Column (h)—Change in Pension Value and Non-Qualified Deferred Compensation Earnings

The amount shown in column (h) reflects the aggregate change in the actuarial present value of each named executive officer’s accumulated benefit under all defined benefit and actuarial plans, including supplemental plans, from December 31, 2006 to December 31, 2007. Earnings on deferred compensation are not reflected in this column because the return on earnings is calculated in the same manner and at the same rate as earnings on externally managed investments of salaried employees participating in the tax-qualified 401(k) plan and dividends on company stock are paid at the same rate as dividends paid to shareholders.

7Column (i) — All Other Compensation

Company contributions to Savings Plan

The named executive officers
participate in the Alcoa Savings Plan and the Deferred Compensation Plan for U.S. salaried employees. Under our 401(k) tax-qualified retirement savings plan, participating employees may contribute up to 6% of base pay on a pre-tax basis and up to 4%
on an after-tax basis. Alcoa matches up to 6% of pre-tax contributions. If a named executive officer’s contributions to the savings plan exceed the limit on contributions imposed by the tax code, the amount over the limit “spills over” into the nonqualified Deferred Compensation Plan. In 2007, total company contributions were: Mr. Belda $85,800, Mr. Kleinfeld $27,750, Mr. McLane $31,500, Mr. Christopher $34,800 and Mr. Purtell $34,130. For U.S.
salaried employees hired after March 1, 2006, including Mr. Kleinfeld, the company contributes an amount equal to

3% of salary and annual incentive eligible for contribution to the Alcoa Savings Plan. The company contributed $6,750 to Mr. Kleinfeld’s account in
2007, which is included in the total amount stated above for Mr. Kleinfeld.

Term life insurance and tax reimbursement to defray estate taxes

We provide additional term life insurance to Mr. Belda to offset his estimated U.S. estate taxes. The company paid premiums for this insurance in the amount of $101,525 in 2007. The company also reimbursed Mr. Belda $92,967 for his additional U.S. income taxes resulting from this benefit.

Split dollar life insurance and other company paid insurance

We provide split dollar life insurance through a legacy plan to Messrs. Belda, McLane and Christopher. The foregone interest on the company’s portion of 2007 premiums for split dollar life insurance under policies provided prior to enactment of the Sarbanes-Oxley Act of 2002 is: Mr. Belda $237,345, Mr. McLane $3,028 and Mr. Christopher $2,379. Mr. McLane has other company paid insurance for which the company paid $2,487 in 2007.

Company aircraft and
car service

The Board of Directors determined that as a matter of security Messrs. Belda and Kleinfeld should use company aircraft for all business and personal travel requiring air travel, whenever practicable. Exceptions to this policy are limited to circumstances in which the increased security risk is considered minimal. In 2007, Mr. Belda’s personal use of company aircraft was valued at $110,247 and Mr. Kleinfeld’s personal use was valued at $44,611 in incremental costs. The incremental cost of the use of the company aircraft is calculated based on the variable costs to the company, including fuel costs, mileage, trip-related maintenance, universal weather monitoring costs, on-board catering, landing and ramp fees and other miscellaneous variable costs. Fixed costs which do not change based on usage, such as pilot salaries, the lease cost of the company aircraft and the cost of maintenance not related to trips are excluded. In 2007, Mr. Kleinfeld had personal use of a car service which was valued at $22,611.

Relocation benefits and tax reimbursement

Mr. Kleinfeld received relocation and expatriate assistance in 2007 in the amount of $1,338,871 to assist him in relocating from Munich, Germany to New York. He was reimbursed $87,416 for additional income taxes resulting from this assistance. Mr. McLane received $81,740 for relocating to the New York office and a $1,978 tax reimbursement in connection with his relocation.

Tax reimbursements

If a spouse of an employee is invited to attend a
company function for appropriate business reasons, the company pays the travel expenses of the spouse and the employee incurs extra U.S. income tax liability for this amount. It is the company’s policy to reimburse the employee for the extra income expense when travel by a spouse is requested by the company. Mr. Belda was reimbursed $24,196 in 2007 for this purpose.

GRANTS OF PLAN-BASED AWARDS

Name

2007 Grant Dates

Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]

Estimated Future Payouts Under Equity Incentive Plan Awards[2]

  All
Other Stock Awards: Number of Shares of Stock or Units[3] (#)

  All Other Option Awards: Number
of Securities Underlying Options[4] (#)

  Exercise or Base Price
of Option Awards ($/sh)

2007 Grant Date Fair Value of Stock and Option Awards ($)

Threshold ($)

Target ($)

Maximum ($)

Threshold (#)

Target (#)

Maximum (#)

(a)

(b)

(c)

(d)

(e)

(f)

(g)

(h)

(i)

(j)

(k)

(l)

Alain J.P. Belda

$
858,000

$
1,716,000

$
3,432,000

01/18

0

100,000
[5]

200,000
[5]

108,696

$
6,323,489

03/09

19,738

655,302

07/18
*

246,573

$
46.23

1,370,946

07/18
*

164,588

$
46.22

915,109

07/18
*

163,465

$
46.22

908,865

07/18
*

285,837

$
46.16

1,589,254

07/18
*

634,222

$
46.17

3,526,274

07/18
*

568,086

$
46.45

3,158,558

07/18
*

375,723

$
46.45

2,089,020

Total

$
20,536,817

Klaus Kleinfeld

Not applicable in 2007

10/01

0

89,286
[6]

89,286
[6]

42,784

$
39.15

2,349,995

22,322
[5]

Total

$
2,349,995

Charles D. McLane, Jr.

$
223,125

$
446,250

$
892,500

01/18

0

20,350
[5]

40,700
[5]

22,850

1,308,960

05/04

17,500

624,050

Total

$
1,933,010

William F. Christopher

$
246,500

$
493,000

$
986,000

01/18

0

22,000
[5]

44,000
[5]

24,000

1,393,800

04/19

500

17,165

05/04

35,000

1,248,100

06/15

500

20,800

07/16
*

56,706

$
46.77

315,285

07/16
*

8,484

$
46.77

47,171

07/17
*

10,383

$
46.61

57,729

07/17
*

50,176

$
46.74

278,979

07/17
*

44,932

$
46.64

249,822

07/17
*

67,172

$
46.40

373,476

09/17

500

17,615

12/17

500

16,950

Total

$
4,036,893

Footnotes appear on page 37

GRANTS OF PLAN-BASED AWARDS (continued)

Name

2007 Grant Dates

Estimated Future Payouts Under Non-Equity Incentive Plan
Awards[1]

Estimated Future Payouts Under Equity Incentive Plan Awards[2]

  All Other Stock Awards: Number of Shares of Stock
or Units[3] (#)

  All Other Option Awards: Number
of Securities Underlying Options[4] (#)

Exercise or Base Price of Option Awards ($/sh)

2007 Grant Date Fair Value of Stock and Option Awards ($)

Threshold ($)

Target ($)

Maximum ($)

Threshold (#)

Target (#)

Maximum (#)

(a)

(b)

(c)

(d)

(e)

(f)

(g)

(h)

(i)

(j)

(k)

(l)

Lawrence R. Purtell

$
227,533

$
455,067

$
910,133

01/18

0

15,000
[5]

30,000
[5]

16,500

$
954,450

05/04

17,500

624,050

07/13
*

72,124

$
47.31

401,009

07/13
*

107,834

47.32

599,557

Total

$
2,579,066

*
Reload options

1
Annual cash incentive awards made under the Incentive Compensation Plan.

2
Performance awards in the form of restricted share units or stock options, granted under the 2004 Alcoa Stock Incentive Plan.

3
Time-vested stock awards, retention and other special awards granted under the 2004 Alcoa Stock Incentive Plan.

4
Reload options associated with stock options granted in 1999 through 2003.

5
Performance shares in the form of restricted share units.

6
Performance stock options.

Grants of Plan-Based Awards Table

The Grants of Plan-Based Awards table discloses the 2007 cash incentive and equity incentive opportunity for the named executive officers. Actual cash incentive awards for 2007 are disclosed in column (g) of the Summary Compensation Table, page 32. The accounting value of equity awards granted in 2007 (options and shares) is disclosed in column (l) of this table. The accounting value of equity awards disclosed in the Summary Compensation Table in columns (e) and (f) includes accounting values from 2005 and 2006 awards as well as from the 2007 awards. See
CD&A “ANNUAL CASH INCENTIVE” and “EQUITY AWARDS”, pages 25 and 28.

Stock and Option Awards in 2007

Share awards and performance share awards

Share awards
are granted in the form of restricted share units that cliff vest three years from the date of the grant and are paid in common stock. Performance share awards have the same features, but the amount of the performance share award is determined after one year depending on the company’s return on capital performance, as compared with a comparator group of companies. In 2007, the Alcoa’s return on capital performance resulted in an earned award of 116.58% of the target award amount.
Share awards are forfeited if an individual voluntarily leaves the company before the awards vest, except for retirement, death, change in control or in certain circumstances involving the divestiture of a business. See CD&A, “EQUITY
AWARDS,” page 28.

Stock options and performance stock options

Stock options vest ratably over a three-year period and expire in six years. Performance stock options have the same features, but the amount of the performance stock options is determined after one year depending on the company’s return on capital performance, as compared with a comparator group of companies. See CD&A, “EQUITY AWARDS”, page 28.

Retention share awards

Retention share awards have the same features as share awards except they are subject to forfeiture if an individual voluntarily terminates employment or retires during the three-year cliff vesting period. There are some exceptions to the forfeiture rule, including, the award will vest ratably if an individual is involuntarily terminated and it will not be forfeited if the individual dies or in the event of a change in control.

Reload Options

See CD&A “EQUITY AWARDS—Reload options”, page 30. Reload options vest immediately and are exercisable six months after the grant date.

Mr. Belda

On January 18,
2007, Mr. Belda received a regular grant of performance share awards at a target grant amount of 100,000 shares. The earned amount was 116,580 restricted share units or 116.58% of the target amount, which vest in 2010. On March 9, 2007,
Mr. Belda earned a grant of restricted share units based on the company’s return on capital performance in 2006. Due to the design of the performance award program, this grant could not be reported in the year in which it was earned.
Mr. Belda received performance stock options in 2006. Under our plan design, if performance exceeds target, then a holder of performance stock options receives the amount earned above target in the form of restricted share units. Mr. Belda also received reload options in 2007, which are discussed under footnote 4, page 33.

Mr. Kleinfeld

When Mr. Kleinfeld joined the company on October 1, 2007, he received a special grant of full value immediately vested shares in the amount of 25,543 shares and restricted share units in the amount of 17,241 units which are reported collectively in column (i). He also received an award of performance stock options with a target grant of 89,286 options, which is reported in column (g). The earned amount of this grant in 2007 was 89,286 stock options plus 3,701 restricted share units. The restricted share units are granted because 2007 performance was 116.58% of the target award and the excess of the target award in the case of performance stock options is awarded in the form of restricted share units. The restricted share units vest in 2010 and the performance stock options vest ratably over the next three years.

Mr. McLane

On
January 18, 2007, Mr. McLane received a regular grant of 22,850 time-vested restricted share units and a regular grant of performance shares with a target amount of 20,350 restricted share units. The performance shares actually earned for
2007 were 23,724 restricted share units, which vest in 2010. On May 4, 2007, Mr. McLane received a retention stock award in the amount of 17,500 restricted share units.

Mr. Christopher

On
January 18, 2007, Mr. Christopher received a regular grant of 24,000 time-vested restricted share units and a regular grant of performance shares with a target amount of 22,000 restricted share units. The performance share award actually earned for 2007 was 25,648 restricted share units, which vest in 2010. On May 4, 2007, Mr. Christopher received a retention stock award in the amount of 35,000 restricted share units. He also received 2,000 restricted share units in quarterly grants in 2007 for leading a market sector lead team. Mr. Christopher received reload options, which are discussed in footnote 4, page 33.

Mr. Purtell

On January 18, 2007, Mr. Purtell received
a regular grant of 16,500 time-vested restricted share units and a regular award of performance shares with a target amount of 15,000 restricted share units. The performance share award actually earned for 2007 was 17,487 restricted share units, which vest in 2010. On May 4, 2007, Mr. Purtell received a retention stock award in the amount of 17,500 restricted share units. He also received reload options, which are discussed in footnote 4, page 33.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

Option Awards

Stock Awards

Name

Number of Securities Underlying Unexercised Options (Exercisable) (#)

Number of Securities Underlying Unexercised Options (Unexercisable) (#)

  Equity Incentive Plan Awards: Number
of Securities Underlying Unexercised Unearned Options (#)

Option Exercise Price ($)

Option Expiration Date

Number of Shares or Units of Stock That Have Not Vested (#)

Market Value of Shares or Units of Stock That Have Not Vested ($)

  Equity Incentive Plan Awards: Number of Unearned Shares, Units
or Other Rights That Have Not Vested (#)

  Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units
or Other Rights That Have Not Vested ($)

(a)

(b)

(c)

(d)

(e)

(f)

(g)

(h)

(i)

(j)

Alain J. P. Belda

Stock Awards[1]

265,304

$
9,696,862
*

100,000

$
3,655,000
*

Performance Options[2]

23,344

–

–

$
0.13

see note 2

109,155

218,309

–

28.93

2012/01/12

Original Options[3]

400,000

–

–

22.56

2013/01/10

350,940

–

–

29.54

2011/01/13

434,900

–

–

35.66

2010/01/15

Reload Options[4]

155,556

–

–

36.30

2013/01/10

–

568,086

–

46.45

2012/01/11

172,267
[7]

–

–

36.87

2011/01/12

–

375,723

–

46.45

2011/01/12

–

634,222

–

46.17

2010/01/14

–

246,573

–

46.23

2009/05/06

–

164,588

–

46.22

2009/05/06

–

163,465

–

46.22

2009/05/06

–

285,837

–

46.16

2009/01/13

Klaus Kleinfeld

Stock Awards¹

17,241

$
630,159
*

–

–

Performance Options[5]

–

–

89,286

39.15
*

2013/10/01

Charles D. McLane, Jr.

Stock Awards[1]

64,475

$
2,356,562
*

20,350

$
743,793
*

Original Options[3]

15,000
[7]

–

–

36.04

2012/01/11

29,300

–

–

29.54

2011/01/13

13,700
[7]

–

–

31.47

2011/01/12

10,494

–

–

32.79

2010/02/18

26,800

–

–

35.66

2010/01/15

10,018

–

–

28.72

2009/05/21

William F. Christopher

Stock Awards[1]

158,316

$
5,786,451
*

22,000

$
804,100
*

Original Options[3]

101,533

–

–

22.56

2013/01/10

91,400

–

–

29.54

2011/01/13

Reload Options[4]

–

8,484

–

46.77

2011/11/09

–

56,706

–

46.77

2011/01/12

–

67,172

–

46.40

2010/01/14

–

10,383

–

46.61

2009/01/13

–

44,932

–

46.64

2009/01/13

–

50,176
[6]

46.74

2008/01/13

Lawrence R. Purtell

Stock Awards[1]

74,648

$
2,728,385
*

15,000

$
548,250
*

Reload Options[4]

–

107,834

–

47.32

2010/01/14

18,541

–

–

45.11

2009/01/13

–

72,124

–

47.31

2009/01/13

*
The closing price of the company’s common stock on December 31, 2007 was $36.55.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007 (continued)

1.
Stock awards include performance share awards at the target amount and time vested share awards. Both types of stock awards are in the form of restricted share units that vest three years from the date of grant and are paid in common stock when they vest.

2.
Mr. Belda holds earned performance options granted in 1992 and 1993 that expire five years after retirement. They were originally granted at $1.00, and subsequent stock splits have reduced the grant price.

3.
Original options include stock options granted at the regular annual grant date when the Compensation and Benefits Committee meets in January and stock options granted in 1999-2000 to Mr. McLane under the Reynolds Metals Company 1996 and 1999 Nonqualified Stock Option Plans. Options granted since 2004 vest in three years (1/3 each year), have a term of six years and do not have a reload feature. Options granted in 2003 vest in three years (1/3 each year), have a term of ten years and had a reload feature that allowed one reload in 2004 for the 1/3 of the options that vested in that year. Options granted in 2002 and prior years vest in one year, have a term of ten years and have one reload over the term of the option (with the exception of options granted under the Reynolds Plans).

4.
Reload options are options that were granted pursuant to a reload feature on an original option grant (see footnote 3). Under the reload feature, when an individual exercises an option and reloads it, he receives stock equal to the difference between the price of the common stock on the date of exercise of the original option and the price of the common stock on the date of the grant of the option, less shares withheld to pay taxes. One half of these after tax “profit shares” must be held for five years or until the individual’s employment with Alcoa terminates. The individual then receives a reload option equal to the after tax profit shares. The reload option has an exercise price equal to the market value of the stock on the date the original option was exercised and has the same expiration date as the underlying original option. The reload feature was designed to promote early exercise of options and retention of Alcoa shares.

5.
Mr. Kleinfeld was granted performance stock options in 2007, which are shown in this table at the target amounts. These grants reflect his choice of performance stock options under the Equity Choice Program.

6.
This table shows equity grants outstanding as of December 31, 2007. Mr. Christopher’s July 2007 reload grant of 50,176 options expired in January 2008 without value.

7.
These options have a right to reload.

OPTION EXERCISES AND STOCK VESTED

Option Awards

Stock Awards

Name

Number of Shares Acquired on Exercise (#)

Value Realized on Exercise ($)

Number of Shares Acquired on Vesting (#)

Value Realized on Vesting ($)

(a)

(b)

(c)

(d)

(e)

Alain J. P. Belda

2,964,187

$
24,435,222

7,640

$
233,631

Klaus Kleinfeld

0

$
0

25,543

$
1,000,008

Charles D. McLane, Jr.

40,524

$
861,801

825

$
25,229

William F. Christopher

485,198

$
5,114,018

3,109

$
95,073

Lawrence R. Purtell

518,372

$
5,142,049

2,093

$
64,004

This table sets forth the actual
value received by the named executive officers upon exercise of stock options or vesting of stock awards in 2007. Stock option exercises relate to stock options granted in years 1997 through 2006.

PENSION BENEFITS

Name

Plan Name(s)

Number of Years of Credited Service¹

Present Value of Accumulated Benefits

Payments During Last Fiscal Year

Alain J.P. Belda

Alcoa Retirement Plan

39.00

$
1,265,530

Supplemental Pension Plan for Senior Executives

17,801,692

Total

$
19,067,222

N/A

Klaus Kleinfeld

Individual Agreement

0.25

$
132,891

N/A

Charles D. McLane, Jr.

Alcoa Retirement Plan

35.04

$
1,254,678

N/A

Supplemental Pension Plan for Senior Executives*

2,097,859

Total

$
3,352,537

William F. Christopher

Alcoa Retirement Plan

32.75

$
1,194,091

N/A

Supplemental Pension Plan for Senior Executives

4,261,391

Total

$
5,455,482

Lawrence R. Purtell

Alcoa Retirement Plan

10.17

$
323,275

N/A

Supplemental Pension Plan for Senior Executives

1,079,458

Total

$
1,402,733

*
A portion is paid under the Reynolds Metals Company Benefit Restoration Plan for New Retirement Program.

Alcoa Retirement Plan

In 2007, all of the named
executive officers except Mr. Kleinfeld participated in the Alcoa Retirement Plan. The Alcoa Retirement Plan is a funded, tax-qualified, non-contributory defined benefit pension plan that covers a majority of U.S. salaried employees. Benefits under the plan are based upon years of service and final average earnings. Final average earnings include salary plus 100% of annual cash incentive, and are calculated using the average of the highest five of the last ten years of earnings. The
Alcoa Retirement Plan reflects limits imposed by the tax code. The limit for 2007 compensation was $225,000. The base benefit payable at age 65 is 1.1% of final average earnings up to the social security covered compensation limit plus 1.475% of final average earnings above the social security covered compensation limit, times years of service. Benefits are payable as a single life annuity or a reduced 50% joint and survivor annuity upon retirement. At December 31, 2007, Messrs. Belda,
McLane and Christopher were eligible to retire with an unreduced normal retirement benefit under the IC rules of the Alcoa Retirement Plan because they are either over age 62 or have at least 30 years of service. At December 31, 2007,
Mr. Purtell was eligible to retire with a reduced benefit under the IC rules because he was at least age 55 with 10 years of service.

Nonqualified plans

Messrs. Belda, McLane, Christopher and Purtell participate
in the Supplemental Pension Plan for Senior Executives. This plan is a nonqualified plan which provides for benefits that exceed the limits on compensation imposed by the tax code. In addition, this plan, upon qualified retirement, provides executives who retire with 30 or more years of service a total pension benefit prior to age 62 that is equal to 1.475% of average final compensation (salary plus 100% of annual cash incentive) per year of service. This payment will be reduced by 1%
for each year by which retirement precedes age 62. The post age 62 amount is equivalent to the Alcoa Retirement Plan formula and is based on final average earnings consisting of salary plus 100% of incentive compensation.

Individual Agreement

Under his employment agreement, Mr. Kleinfeld is entitled to a supplemental retirement benefit payable annually after retirement equal to the excess of the product of 4.35% multiplied by years of service multiplied by average final compensation, over a retirement pension payable by Siemens AG.

Defined contribution plan

For U.S. salaried employees hired after March 1, 2006, including Mr. Kleinfeld, the company contributes an amount equal to 3% of salary and annual incentive eligible for contribution to the Alcoa Savings Plan as a pension contribution. The company contributed $6,750 to Mr. Kleinfeld’s account in 2007. This amount is included in the column
“All Other Compensation” in the Summary Compensation Table on page 32.

NONQUALIFIED DEFERRED COMPENSATION

Name

Executive Contributions in 2007 ($)

Registrant Contributions in 2007 ($)

Aggregate Earnings in 2007 ($)

Aggregate Withdrawals/ Distributions ($)

Aggregate Balance at 12/31/2007 ($)

(a)

(b)

(c)

(d)

(e)

(f)

Alain J.P. Belda

$
72,300

$
72,300

$
848,243 E

$
0

$
7,908,342

$
107,732 D

Klaus Kleinfeld

$
7,500

$
7,500

($
110) E

$
0

$
14,913

$
23 D

Charles D. McLane, Jr.

$
49,500

$
18,000

$
6,322 E

$
0

$
240,161

$
6,238 D

William F. Christopher

$
50,300

$
21,300

$
36,126 E

$
0

$
794,570

$
19,401 D

Lawrence R. Purtell

$
20,630

$
20,630

$
109,826 E

$
0

$
2,425,799

$
1,224 D

E
– Earnings

D
– Dividends on Alcoa common stock or share equivalents

The investment options under the nonqualified Deferred Compensation Plan are the same choices available to all salaried employees under the Alcoa Savings Plan and the named executive officers do not receive preferential earnings on their investments. The named executive officers may contribute up to 20% of their salaries in total to the Alcoa Savings Plan and Deferred Compensation Plan and up to 100% of their annual cash incentive compensation to the Deferred Compensation Plan. Account balances are paid in cash upon termination of employment. The principal benefit to executives of this plan is that U.S. taxes are deferred until the investment is withdrawn, so that savings accumulate on a pre-tax basis. The company also benefits from this arrangement because it does not use its cash to pay the salaries or incentive compensation of the individuals who have deferred receipt of these amounts.
The company may use this cash for other purposes until the deferred account is paid to the individual upon termination of employment. Upon termination of employment, deferred compensation will be paid as a lump sum or in up to ten annual installments, depending on the individual’s election, account balance and retirement eligibility.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

POTENTIAL PAYMENTS UPON TERMINATION NOT INVOLVING A CHANGE IN CONTROL.

Messrs. McLane, Christopher and Purtell have entered
into individual executive severance agreements, which provide that, if their employment is terminated without cause, they will receive up to two years salary, continued healthcare benefits for up to a two-year period, and up to two additional years of pension accrual. They will also receive a lump sum severance payment of $50,000 upon execution of a general release of legal claims against the company. The agreement provides for higher severance benefits than the Alcoa severance plan for salaried employees, but it also requires them to agree to a two-year non-competition and non-solicitation provision at the time of entering into the agreement. To the extent that severance payments or benefits under the Change in Control Severance
Plan described below are payable, no payments will be paid under the executive severance agreement. Alcoa entered into these agreements to facilitate transitioning executives from key positions to suit the timing needs of the company.
Mr. Kleinfeld has a similar severance agreement containing the terms described above except that it provides for two years’ salary and annual cash incentive at the target amount.

Name

Estimated net present value of cash severance payments

Estimated net present value of 2 years additional pension credits

Estimated net present value of 2 years continued health care benefits

Total

Alain J.P. Belda

Mr. Belda does not have an Executive Severance Agreement

Klaus Kleinfeld

$
5,827,938

$
1,024,800

$
7,050

$
6,859,788

Charles D. McLane, Jr.

$
1,032,324

$
187,600

$
12,842

$
1,232,766

William F. Christopher

$
1,135,234

$
326,900

$
17,127

$
1,479,261

Lawrence R. Purtell

$
1,125,879

$
255,000

$
15,214

$
1,396,093

POTENTIAL PAYMENTS UPON A CHANGE IN CONTROL

In 2002, the Board of Directors approved a Change in Control Severance Plan for officers and other key executives designated by the Compensation and Benefits Committee. The Change in Control Severance Plan provides each of the named executive officers with termination compensation if his employment is terminated without cause or terminated by him in certain circumstances, in either case within three years after a change in control of the company. Messrs. Belda, Kleinfeld, McLane, Purtell and the head of corporate development, namely those officers who are in key positions to negotiate or handle a change in control transaction, may elect, if they have not been terminated or left for good reason sooner, to leave the company during a window period of 30 days which begins six months after a change in control.
Mr. Christopher must be terminated or leave for good reason in order to receive a payment under the plan. The plan is designed to retain key executives during the period a transaction is being negotiated or during a period in which a hostile takeover is being attempted and to ensure the impartiality of the key negotiators for the company. Compensation provided by the plan includes: a cash payment equal to three times annual salary plus target annual cash incentive compensation;
continuation of benefits for three years; growth on pension credits for three years; reimbursement of excise taxes; reimbursement for additional tax liability resulting from reimbursement of excise taxes; and six months outplacement. The
Compensation and Benefits Committee periodically reviews market data, which indicate that most companies have such plans or adopt such plans when a change in control is imminent. The amounts shown in the table below include the estimated net present value of accelerated vesting of stock options and stock awards. Unvested stock options and stock awards will vest under the terms of the 2004 Alcoa Stock Incentive Plan and a legacy stock acquisition plan (collectively, the

“Plan”) in the event of a change in control. In such event, the Compensation and Benefits Committee would encourage executives who accept employment with an acquiring company to allow their unvested equity awards to be converted into equity awards of equal value in the acquiring company; however, the Committee does not have the right to require such action under the Plan.

Name

Estimated net present value of change in control severance and benefits

Potential excise tax liability and gross up for excise taxes

Total

Alain J.P. Belda

$
13,071,008

$
0

$
13,071,008

Klaus Kleinfeld

$
11,379,971

$
0

$
11,379,971

Charles D. McLane, Jr.

$
5,665,976

$
2,690,787

$
8,356,763

William F. Christopher

$
5,343,359

$
2,495,248

$
7,838,607

Lawrence R. Purtell

$
4,395,837

$
2,081,165

$
6,477,002

NORMAL RETIREMENT BENEFITS

If the named executive officers had terminated employment as of December 31, 2007, they would have been entitled to annual pension benefits under the plans described on page 43 “Pension Benefits”, as shown in the following table:

Name

Amount

Alain J.P. Belda

$
1,724,271

Charles D. McLane, Jr.

$
262,019

William F. Christopher

$
430,597

Lawrence R. Purtell

$
113,413

If Mr. Kleinfeld had terminated
employment as of December 31, 2007, it is estimated that his supplemental executive retirement pension would have paid an estimated annuity of $24,120 starting at age 62.

POTENTIAL ADDITIONAL RETIREMENT BENEFITS

In addition to normal retirement benefits, Messrs. McLane and Christopher each would be eligible for additional benefits of $400 per month payable until age 62 provided through the qualified pension plans in the event of an involuntary termination with no offer of suitable employment.

DIRECTOR COMPENSATION

Name

Fees Earned or Paid in Cash ($)

Change in Pension Value and Nonqualified Deferred Compensation Earnings

All Other Compensation ($)

Total ($)

(a)

(b)

(c)

(d)

(e)

Kathryn S. Fuller

$
188,125

—

$
5,006

$
193,131

Carlos Ghosn

$
188,125

—

—

$
188,125

Joseph T. Gorman

$
215,000

$
45,905

$
481

$
261,386

Judith M. Gueron

$
215,000

$
91,472

$
6,340

$
312,812

Klaus Kleinfeld

$
196,125

—

—

$
196,125

James W. Owens

$
190,875

—

$
5,619

$
196,494

Henry B. Schacht

$
215,000

$
9,876

$
9,943

$
234,819

Ratan N. Tata

$
144,375

—

—

$
144,375

Franklin A. Thomas

$
215,000

$
93,512

$
9,939

$
318,451

Ernesto Zedillo

$
198,875

—

$
3,949

$
202,824

This table discloses 2007 compensation received by non-employee directors. We pay directors’ fees quarterly in arrears. Director compensation was increased 10% effective January 1, 2007. This table reflects payments received in 2007 for the 4th quarter of 2006 and for three quarters in 2007. Klaus Kleinfeld’s director fees are reported in this table and also in the Summary Compensation Table on page 32. He received director fees for the first three quarters of 2007. Effective October 1, 2007, he no longer received fees as a non-employee director because he was elected President and
Chief Operating Officer.

Effective January 1, 2007, our director fees
were as follows:

Type of Fee

Amount

Annual retainer for all directors

$
192,500

  Annual fee to serve as Lead Director and to chair the Governance and
Nominating Committee

$
27,500

Annual fee to chair the Audit Committee

$
27,500

Annual fee to serve on the Audit Committee

$
11,000

Annual fee to chair the Compensation and Benefits Committee

$
11,000

  Annual fee to chair the Public Issues
Committee

$
11,000

The Governance and Nominating
Committee reviews director compensation once every two years and makes adjustments, as appropriate, based on market information provided to the committee by Pearl Meyer & Partners. Pearl Meyer & Partners does not provide any services to the company other than consultation on director compensation.

Each
director is required to invest $100,000 annually to purchase Alcoa common stock until the director owns 10,000 shares, and each director is required to maintain that investment until retirement from the board. To satisfy this requirement, directors may defer fees into the Alcoa share equivalent fund under the company’s 2005 Deferred Fee Plan for Directors, or purchase shares in the market.

Directors do not receive stock awards for their service as directors.

Directors’ Deferred Fee Plan

The company does not pay above-market or preferential earnings on fees that are deferred. The 2005 Directors Deferred Fee Plan and a predecessor plan have the same investment options as the company’s 401(k)
tax-qualified savings plan for salaried employees.

Fee Continuation Plan

The company does not provide retirement benefits to non-employee directors under any current program. Messrs. Gorman, Schacht and Thomas and
Ms. Gueron will receive annual payments in cash for life upon retirement from the board under the terms of the Alcoa Fee Continuation Plan for Non-Employee Directors, which was frozen in 1995. The plan was amended in 2006 to provide that all payments would be made in cash rather than stock and cash, at the equivalent value of the payments they would have received in stock and cash. These amounts are: Mr. Gorman $12,000/800 shares; Ms. Gueron $21,000/1,400 shares;
Mr. Schacht $3,000/200 shares; Mr. Thomas $30,000/2,000 shares.

All Other Compensation (column d)

If a spouse of a director is invited to attend a company function for appropriate business reasons, the company pays the travel expenses of the spouse and the director incurs extra U.S. income tax liability for this amount. It is the company’s policy to reimburse the director for the extra income expense when travel by a spouse is requested by the company. The amounts reflected in column (d) relate to such reimbursements.

ALCOA STOCK OWNERSHIP

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The
following shareholders reported to the Securities and Exchange Commission that they beneficially owned more than 5% of Alcoa common stock as of December 31, 2007.

Name and address of beneficial owner

Number of shares owned

Percent of outstanding Alcoa common stock owned

Capital World Investors(1) 333 South Hope Street Los Angeles, CA 90071

46,810,500

5.7
%(2)

(1)
As reported in a Schedule 13G dated February 11, 2008. Capital World Investors, a division of Capital Research and Management Company (CRMC), reported that it is deemed to be the beneficial owner of the shares shown as a result of CRMC acting as investment adviser to various investment companies. It reported that it had sole power to dispose of all of the shares shown and sole power to vote 5,625,900 shares; it did not have shared power to vote or dispose of any shares.

(2)
Based on 827,401,800 shares of Alcoa common stock outstanding at December 31, 2007.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the ownership of Alcoa common stock, as of March 3, 2008, by each director who was a director as of March 3, 2008, each of the named executive officers, and all directors and executive officers as a group. No individual director or executive officer beneficially owned more than 1% of Alcoa’s common stock. The total beneficial ownership by directors and executive officers as a group represented less than 2% of outstanding shares.

Amount and Nature of Beneficial Ownership

Name

Common Stock and Stock Equivalent Units[1]

Exercisable Stock Options[2]

Alain J. P. Belda

1,728,965

4,193,811

Kathryn S. Fuller

12,099

Carlos Ghosn

26,480

Joseph T. Gorman

44,498

Judith M. Gueron

42,285

Klaus Kleinfeld

147,394

Michael G. Morris*

E. Stanley O’Neal*

James W. Owens

11,268

Henry B. Schacht

46,329

Ratan N. Tata

3,370

Franklin A. Thomas

73,908

Ernesto Zedillo

18,655

William F. Christopher

315,509

380,610

Charles D. McLane, Jr.

125,459

105,312

Lawrence R. Purtell

162,687

198,499

All directors and executive officers as a group (19 individuals)

3,206,269

5,116,956

*
Messrs. Morris and O’Neal joined the Board in January 2008 and, as of the date of this proxy, they have not yet received any fees for their service on the board because director fees are paid quarterly in arrears. They each will invest $100,000 per year in Alcoa stock until they reach 10,000 shares.

1
Common stock and common stock equivalent units include shares held of record, shares held by a bank, broker of nominee for the person’s account, shares held through family trust arrangements, and for executive officers, share equivalent units held in the Alcoa Savings Plan. The column also includes for executive officers share equivalent units held in the Deferred Compensation Plan, unvested restricted stock units granted to the executive officers under the 2004 Alcoa Stock Incentive Plan (including earned performance share awards) and for directors, share equivalent units held in the 2005 Deferred Fee Plan for Directors and the Deferred Fee Plan for
Directors in effect prior to 2005. Share equivalent units held in deferred plans track the performance of Alcoa common stock but do not confer voting or investment power over shares of common stock and are payable in cash upon termination of employment or when board service ends. Restricted stock units do not confer on the holder voting or investment power over shares of common stock until the units vest, at which time shares of common stock (less shares withheld for taxes) are issued.

2
Exercisable stock options include the number of shares of Alcoa common stock that the executive officer has a right to acquire as of or within 60 days after March 3, 2008 through the exercise of employee stock options. Non-employee directors are not eligible for stock option grants under any Alcoa plan.

The following table shows beneficially owned common stock (including share equivalent units held in the Alcoa Savings
Plan that confer voting and investment power) and share equivalent units held by each director and named executive officer:

Name

Common Stock

Share Equivalent Units

Alain J. P. Belda

1,133,313

595,652

Kathryn S. Fuller

—

12,099

Carlos Ghosn

—

26,480

Joseph T. Gorman

15,276

29,222

Judith M. Gueron

14,148

28,137

Michael G. Morris

E. Stanley O’Neal

James W. Owens

5,025

6,243

Henry B. Schacht

18,930

27,399

Ratan N. Tata

3,370

—

Franklin A. Thomas

15,072

58,836

Ernesto Zedillo

—

18,655

Klaus Kleinfeld

23,271

124,123

Charles D. McLane, Jr.

7,831

117,628

William F. Christopher

110,972

204,537

Lawrence R. Purtell

54,268

108,419

All directors and executive officers as a group (19 individuals)

1,418,001

1,788,268

Messrs. Belda and Kleinfeld are each
required to own 160,000 shares of Alcoa common stock and each of the other named executive officers is required to own 50,000 shares of Alcoa common stock. Mr. Kleinfeld, who was hired in October 2007, has five years to satisfy this requirement.

Each director is required to invest $100,000 annually to purchase
Alcoa common stock until the director owns 10,000 shares, and each director is required to maintain that investment until retirement from the board. To satisfy this requirement, directors may defer fees into the Alcoa share equivalent fund under the company’s 2005 Deferred Fee Plan for Directors, or purchase shares in the market.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Alcoa’s directors and executive officers and persons who beneficially own more than ten percent of our stock to file reports of ownership and changes in ownership of our stock with the SEC within specified periods. Due to the complexity of the reporting rules, the company undertakes to file such reports on behalf of its directors and executive officers and has instituted procedures to assist them with these obligations. Based on a review of the filings made during and with respect to 2007 and other information, the company believes that all required reports were filed on a timely basis in 2007, except that one Form 4 for Mr. Christopher reporting two stock option reload exercises was filed one day late because of an administrative error.

CORPORATE GOVERNANCE

Alcoa is a values-based
company. Our values guide our behavior at every level and apply across the company on a global basis. We expect all directors, officers and employees to conduct business in compliance with our Business Conduct Policies and we survey compliance with these policies on an annual basis. The board has adopted a number of policies to support our values and good corporate governance, including Corporate Governance Guidelines, board committee charters, Director Independence
Standards, a Code of Ethics for the CEO, CFO and other financial professionals and Related Person Transaction Approval Policy.

WHERE TO FIND CORPORATE GOVERNANCE INFORMATION

All of the documents listed above are available on our website:
http://www.alcoa.com under “About Alcoa – Corporate Governance.” Copies of these documents are also available in print form at no charge by sending a request to Alcoa, Corporate Communications, 201 Isabella Street, Pittsburgh,
PA 15212-5858, or by calling 1 412 553-3905.

DIRECTOR INDEPENDENCE

In its Corporate Governance Guidelines, the board has adopted the policy that independence depends not only on directors’ individual relationships, but also on the board’s overall attitude. Providing objective, independent judgment is at the core of the board’s oversight function. Under the Director Independence Standards, which conform to, or are more exacting than, the independence requirements in the New York Stock Exchange (NYSE) listing standards, a director is not considered “independent” unless the board affirmatively determines that the director has no material relationship with the company or any subsidiary in the consolidated group. The Director Independence Standards comprise a list of all categories of material relationships affecting a determination of a director’s independence. Any relationship that (a) falls below a threshold set forth in the Director Independence Standards, or (b) is not otherwise listed in the Director Independence Standards, and is not required to be disclosed under Item 404(a) of Securities and Exchange Commission Regulation S-K, is deemed to be an immaterial relationship. The board has affirmatively determined that all the directors are independent except Messrs. Belda and
Kleinfeld, who are employed by the company (and therefore do not meet the independence standards set forth in the Director Independence Standards) and each director other than Messrs. Belda and Kleinfeld has only immaterial relationships with the company (other than being a director and shareholder of the company).

TRANSACTIONS WITH DIRECTORS’ COMPANIES

In the course of ordinary business, Alcoa and its subsidiaries may have transactions with companies and organizations whose executive officers are also Alcoa directors. None of these transactions in 2007 were material.

No contributions have been made to any tax-exempt organization in which any independent director serves as an executive officer in any year during the last three years that exceeded the greater of $250,000 or 2% of the tax-exempt organization’s consolidated gross revenues.

LEAD DIRECTOR

The board has designated Franklin A. Thomas, who is Chairman of the Governance and Nominating Committee, as the
Lead Director. Mr. Thomas presides at all executive sessions of the non-management directors. Executive sessions are held at each regular board meeting that occurs throughout the year. The Lead Director’s role is defined as follows:

1.
Preside at all meetings of the board at which the Chairman is not present including executive sessions of the independent directors;

2.
Respond directly to shareholder and other stakeholder questions and comments that are directed to the Lead Director or to the independent directors as a group, with such consultation with the Chairman or other directors as the Lead Director may deem appropriate;

3.
Review meeting agendas and schedules for the board;

4.
Ensure personal availability for consultation and communication with independent directors and with the Chairman, as appropriate; and

5.
Call special meetings of the independent directors in accordance with the by-laws of the company, as the Lead Director may deem to be appropriate.

The General Counsel and the Corporate Secretary’s Office will provide support to the
Lead Director in fulfilling the Lead Director role.

MEETINGS AND ATTENDANCE

The board met seven times in 2007. Attendance by directors at board and committee meetings averaged
95%. All incumbent directors serving in 2007 attended at least 75% of the meetings except Mr. Ghosn, who due to his dual role as chief executive officer of Nissan Motor Co. Ltd., headquartered in Japan and Renault S.A., headquartered in France, was able to attend 71.4% of the meetings. The Board of Directors considers his service on the board to be beneficial to the company despite limitations due to time and distance constraints of his current position.

The board approved a policy which encourages all directors to attend the annual meeting of shareholders. In addition, a meeting of the Board of Directors is regularly scheduled in conjunction with a regular board meeting in the same city as the annual shareholders’ meeting to facilitate directors’ attendance. Eight directors attended the 2006 annual shareholders’ meeting.

COMMITTEES OF THE BOARD

There are five standing committees of the board, as discussed below. Each board committee has a charter, current copies of which are available to shareholders on our website: http://www.alcoa.com under “About Alcoa – Corporate Governance.”

Audit Committee

The Audit Committee reviews Alcoa’s auditing, financial reporting and internal control functions and retains, oversees and evaluates the independent auditors. It also reviews the company’s environmental, financial and information technology audits and monitors compliance with Alcoa’s
Business Conduct Policies. No committee member currently sits on more than one other public company’s audit committee. At its regularly scheduled meetings, the Audit Committee meets individually with the independent auditors, the Chief
Financial Officer, the Vice President – Audit and the General Counsel and Chief Compliance Officer, without any other members of management present. The committee met eight times in 2007. The chairman of this committee or his designee also met with management and the independent auditors before earnings announcements in January, April, July and October.

The board has designated Henry B. Schacht as the “audit committee financial expert” under applicable Securities and Exchange Commission rules, and he and the other members of the Audit Committee have been determined to be financially literate. The Audit Committee Charter provides the committee the ability to engage outside advisors, as it deems appropriate, including but not limited to financial and legal experts. In addition, it prepares the committee’s annual report contained in the proxy statement, see page 18 to this proxy statement. All members of the Audit Committee have been determined by the Board of Directors to be independent in accordance with Securities and Exchange Commission regulations, the NYSE listing standards and the board’s Director Independence Standards. The members of the Audit Committee are Henry B. Schacht (chair), Joseph T. Gorman, Judith M.
Gueron, E. Stanley O’Neal, James W. Owens, and Ernesto Zedillo.

Compensation and Benefits Committee

The Compensation and Benefits Committee discharges the board’s responsibilities relating to the compensation of the company’s officers, oversees the administration of the company’s compensation and benefits plans (particularly the incentive compensation and equity-based plans) and approves the Compensation
Discussion & Analysis for inclusion in the proxy statement. The By-laws of the company provide that the Compensation and Benefits Committee of the Board of Directors has the sole authority to determine the compensation of all officers of the company who are elected by the board, including incentive compensation. In addition, the 2004 Aloca Stock Incentive Plan approved by shareholders gives the Compensation and Benefits Committee the sole authority to establish equity awards for executive officers. Executive officers do not determine the amount or form of executive or director compensation, but the Chief Executive Officer recommends to the Compensation and Benefits Committee compensation changes and incentive compensation for other executive officers. The Compensation and Benefits Committee uses Frederic W. Cook of the firm Frederic W. Cook and Company to assist in determining or recommending the compensation for executive officers. Mr. Cook is retained directly by, and he reports directly and exclusively to, the committee. The scope of his consulting services is limited to executive compensation and he serves as the direct and exclusive independent adviser to the Compensation and Benefits Committee on executive compensation matters. The company retains Towers Perrin to provide market data on compensation but that firm does not assist in the recommendation or determination of compensation for executive officers. The Compensation and Benefits
Committee met five times in 2007. All members of the Compensation and Benefits Committee have been determined by the Board of Directors to be independent in accordance with SEC regulations, the NYSE listing standards and the board’s Director
Independence Standards. The members of the Compensation and Benefits Committee are Joseph T. Gorman (chair), Kathryn S. Fuller and Franklin A. Thomas.

Executive Committee

The Executive Committee has authority to act on behalf of the board. In 2007, this committee met five times when specific action was required between board meetings. The members of the Executive Committee are Alain J. P. Belda (chair), Joseph T. Gorman, Henry B. Schacht and Franklin A. Thomas.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for identifying individuals qualified to become board members and recommending them to the full board for consideration. This responsibility includes all potential candidates, whether initially recommended by management, other board members or shareholders. In addition, the committee makes recommendations to the board for board committee assignments, develops and annually reviews corporate governance guidelines for the company, approves related person transactions and otherwise oversees corporate governance matters, in addition to coordinating an annual performance review for the board, board committees and individual director nominees. The committee also periodically reviews and makes recommendations to the board regarding director compensation. The committee met six times in 2007. All members of the Governance and Nominating Committee have been determined by the Board of Directors to be independent in accordance with SEC regulations, the NYSE listing standards and the board’s Director Independence
Standards. The members of the Governance and Nominating Committee are Franklin A. Thomas (chair), Kathryn S. Fuller, and Ernesto Zedillo.

Public Issues Committee

The Public Issues Committee provides advice and guidance on public issues and matters affecting the reputation of the company. The committee also oversees corporate giving and the company’s reporting initiatives regarding social and environmental matters. The committee met four times in 2007. The members of the Public Issues Committee are
Judith M. Gueron (chair), Kathryn S. Fuller, Michael G. Morris, Henry B. Schacht, Ratan N. Tata and Ernesto Zedillo.

BOARD, COMMITTEE AND DIRECTOR EVALUATIONS

The Governance and Nominating Committee uses written questionnaires to evaluate the board as a whole and its committees, as well as those directors who are being considered for possible re-nomination to the board. The evaluation process occurs annually. Directors submit completed questionnaires to the General Counsel, who summarizes the results

without attribution. Summaries of individual director evaluations are submitted to the Governance and Nominating Committee, the Chairman of the Board and the
Lead Director, and private sessions, as appropriate, are held with the Chairman of the Board or the Lead Director and the director who was evaluated. The full board discusses summaries of the board and committee evaluations.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors welcomes shareholder input and suggestions. Those wishing to contact the
Lead Director or the non-management directors as a group may do so by sending a written communication to the attention of the Lead Director c/o Alcoa, Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. To communicate issues or complaints regarding questionable accounting, internal accounting controls or auditing matters, send a written communication to the Audit Committee c/o Alcoa, Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608.
Alternatively, you may place an anonymous, confidential, toll free call in the United States to Alcoa’s Compliance Line at 1 800 346-7319. For a listing of Compliance Line telephone numbers outside the United States, go to the “About Alcoa
– Corporate Governance – Ethics and Compliance” section of the http://www.alcoa.com site.

Communications received are distributed to the board or to any individual director or directors as appropriate, depending upon the facts and circumstances outlined in the communication. The Alcoa Board of Directors has asked the Corporate Secretary’s office to submit to the board all communications received, excluding only those items that are not related to board duties and responsibilities, such as:

•

Mass mailings;

•

Product complaints and product inquiries;

•

New product or technology suggestions;

•

Job inquiries and resumes; and

•

Advertisements, solicitations and surveys.

BUSINESS CONDUCT POLICIES AND CODE OF ETHICS

The company’s Business Conduct Policies, which have been in place for many years, apply equally to the directors and to all company officers and employees, as well as those of controlled subsidiaries, affiliates and joint ventures. The directors and employees in positions to make discretionary decisions are surveyed annually regarding their compliance with the policies.

In November 2003, the
board adopted a code of ethics applicable to the CEO, CFO and other financial professionals, including the principal accounting officer and those subject to it are surveyed annually for compliance with it. Only the Audit Committee can amend or grant waivers from the provisions of this code, and any such amendments or waivers will be posted promptly at http://www.alcoa.com. To date, no such amendments have been made or waivers granted.

RECOVERY OF INCENTIVE COMPENSATION

The Board of Directors adopted the following policy in 2006:

If the board learns of any misconduct by an executive officer that contributed to the company having to restate all or a portion of its financial statements, it shall take such action as it deems necessary to remedy the misconduct, prevent its recurrence and, if appropriate, based on all relevant facts and circumstances, take remedial action against the wrongdoer in a manner it deems appropriate. In determining what remedies to pursue, the board shall take into account all relevant factors, including whether the restatement was the result of negligent, intentional or gross misconduct. The board will, to the full extent permitted by governing law, in all appropriate cases, require reimbursement of any bonus or incentive compensation awarded to an executive officer or effect the cancellation of unvested restricted or deferred stock awards previously granted to the executive officer if: a) the amount of the bonus or incentive compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement,
b) the executive engaged in

intentional misconduct that caused or partially caused the need for the restatement, and c) the amount of the bonus or incentive compensation that would have been awarded to the executive had the financial results been properly reported would have been lower than the amount actually awarded. In addition, the board may dismiss the executive officer, authorize legal action for breach of fiduciary duty or take such other action to enforce the executive’s obligations to Alcoa Inc. as the board determines fit the facts surrounding the particular case. The board may, in determining appropriate remedial action, take into account penalties or punishments imposed by third parties, such as law enforcement agencies, regulators or other authorities. The board’s power to determine the appropriate punishment for the wrongdoer is in addition to, and not in replacement of, remedies imposed by such entities.

In addition, the Incentive Compensation Plan was amended in
2006 to incorporate this policy. This plan governs annual incentive compensation awards to a large number of executives and managers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation and Benefits Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our board. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation and Benefits Committee.

NOMINATING CANDIDATES FOR ELECTION TO THE BOARD

SHAREHOLDER RECOMMENDATIONS FOR DIRECTORS

Any shareholder wishing to recommend a candidate for director should submit the recommendation in writing to Alcoa, Governance and Nominating Committee, c/o Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. The written submission should include the name and address of the shareholder recommending the individual and proof of share ownership, as well as the individual’s name and address; a description of all arrangements or understandings (if any) between the shareholder and the individual being recommended as a potential director; such information about the individual being recommended as would be required for inclusion in a proxy statement filed under then-current Securities and Exchange Commission rules; and an indication of the individual’s willingness to serve as a director of the company. The committee will consider all candidates recommended by shareholders who comply with the foregoing procedures.

SHAREHOLDER NOMINATIONS FROM THE FLOOR OF THE ANNUAL MEETING

The company’s Articles provide that any shareholder entitled to vote at an annual shareholders’ meeting may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. Not later than 90 days before the anniversary date of the immediately preceding annual meeting, the shareholder must provide to Alcoa’s Corporate Secretary written notice of the shareholder’s intent to make such a nomination or nominations. The notice must contain the following information:

•

The name and address of the shareholder making the nomination and the name and address of the person or persons to be nominated;

•

The number of shares of Alcoa stock that the shareholder owns and is entitled to vote at the annual meeting;

•

  A statement that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons so specified;

•

  A description of all arrangements or understandings (if any) between the shareholder and each nominee or other person (naming such person) by or under which the nominations are to be made;

•

Information about the nominees as would be required in a proxy statement filed under then-current SEC rules; and

•

The consent of each nominee to serve as a director of the company.

Any such notice must be sent to: Alcoa, Corporate Secretary, 390 Park Avenue, New York, NY 10022-4608. The deadline for receipt of any shareholder nominations for the 2009 annual meeting is February 7, 2009.

MINIMUM QUALIFICATIONS FOR DIRECTOR NOMINEES AND BOARD MEMBER ATTRIBUTES

The Governance and Nominating Committee has adopted
Criteria for Identification, Evaluation and Selection of Directors. Those criteria are:

1.
Directors must have demonstrated the highest ethical behavior and must be committed to the company’s values.

2.
Directors must be committed to seeking and balancing the legitimate long-term interests of all of the company’s shareholders, as well as its other stakeholders, including its customers, employees and the communities where the company has an impact. Directors must not be beholden primarily to any special interest group or constituency.

3.
It is the objective of the board that all non-management directors be independent. In addition, no director should have, or appear to have, a conflict of interest that would impair that director’s ability to make decisions consistently in a fair and balanced manner.

4.
Directors must be independent in thought and judgment. They must each have the ability to speak out on difficult subjects; to ask tough questions and demand accurate, honest answers; to constructively challenge management; and at the same time, act as an effective member of the team, engendering by his or her attitude an atmosphere of collegiality and trust.

5.
Each director must have demonstrated excellence in his or her area and must be able to deal effectively with crises and to provide advice and counsel to the Chief Executive Officer and his or her peers.

6.
Directors should have proven business acumen, serving or having served as a chief executive officer, chief operating officer or chief financial officer of a significant, complex global organization, or serving or having served in a significant policy-making position of a well respected, nationally or internationally recognized educational institution or not-for-profit organization; or otherwise in a generally recognized position of leadership in the director’s field of endeavor.

7.
Directors must be committed to understanding the company and its industry; to regularly preparing for, attending and actively participating in meetings of the board and its committees; and to ensuring that existing and future individual commitments will not materially interfere with the director’s obligations to the company. The number of other board memberships, in light of the demands of a director nominee’s principal occupation, should be considered, as well as travel demands for meeting attendance.

8.
Directors must understand the legal responsibilities of board service and fiduciary obligations. All members of the board should be financially literate and have a sound understanding of business strategy, business environment, corporate governance and board operations. At least one member of the board must satisfy the requirements of an “audit committee financial expert.”

9.
Directors must be self-confident and willing and able to assume leadership and collaborative roles as needed. They need to demonstrate maturity, valuing board and team performance over individual performance and respect for others and their views.

10.
New director nominees should be able to and committed to serve as a member of the board for an extended period of time.

11.

While the diversity, the variety of experiences and viewpoints represented on the board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender or national origin. In selecting a director nominee, the committee will focus on any special skills, expertise or background that would complement the existing board, recognizing that the company’s businesses and operations are diverse and global in nature.

12.
Directors should have reputations, both personal and professional, consistent with the company’s image and reputation.

PROCESS OF EVALUATION FOR DIRECTOR CANDIDATES

The Governance and Nominating Committee makes a preliminary review of a prospective candidate’s background, career experience and qualifications based on available information or information provided by an independent search firm which identifies or provides an assessment of a candidate. If a consensus is reached in the committee that a particular candidate would likely contribute positively to the board’s mix of skills and experiences, and a board vacancy exists or is likely to occur, the candidate is contacted to confirm his or her interest and willingness to serve. The committee conducts in-person interviews and may invite other board members or senior Alcoa executives to interview the candidate to assess the candidate’s overall qualifications. In the context of the current composition and needs of the board and its committees, the committee considers the candidate against the criteria it has adopted.

At the conclusion of this process, the committee reaches a conclusion and reports the results of its review to the full board. The report includes a recommendation whether the candidate should be nominated for election to the board. This procedure is the same for all candidates, including director candidates identified by shareholders.

The Governance and Nominating Committee has retained the services of a search firm that specializes in identifying and evaluating director candidates. Services provided by the search firm include identifying potential director candidates meeting criteria established by the committee, verifying information about the prospective candidate’s credentials, and obtaining a preliminary indication of interest and willingness to serve as a board member.

TRANSACTIONS WITH RELATED PERSONS

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The company’s policies and procedures for
reviewing, approving and ratifying transactions with related persons are set forth in a written policy which is available on our website: http://www.alcoa.com under “About Alcoa – Corporate Governance.” Under these procedures a legal review determines which transactions or relationships should be referred to the Governance and Nominating Committee for consideration. The Governance and Nominating Committee then determines whether to approve or ratify a related person transaction or to refer it to the full board or another committee of the board for approval or ratification. The policy applies to transactions with related persons in the amount of $120,000 or more that do not involve employment matters (except employment of an executive officer that is an immediate family member of another executive officer), director compensation, commercial transactions in the ordinary course of business under ordinary business terms, charitable contributions that fall below the New York Stock Exchange threshold for director independence, transactions such as dividends where all shareholders receive proportional benefits and transactions involving competitive bids.

TRANSACTIONS WITH RELATED PERSONS

Based on information provided by the directors, the executive officers, and the legal department, the Governance and Nominating Committee determined that there are no material related person transactions to be reported in this proxy statement.

ATTACHMENT A

PEER GROUP COMPANIES FOR COMPENSATION COMPARISON PURPOSES

In November 2006, the Compensation and Benefits Committee approved a peer group defined as general industry companies with revenue greater than $10 billion in the Towers Perrin database. These data were used to help inform decisions for
2007 salary increases, January 2007 equity awards and 2007 annual incentive compensation targets. In November 2007, the Committee approved a change in the definition of this peer group from a greater than $10 billion revenue group to a greater than
$15 billion revenue group. These data were used to help inform the Committee regarding payouts under the annual cash incentive plan for 2007 performance.

Companies in the November 2006 >$10B Peer Group Only

Companies in Both the >$10B and >$15B Peer Group

Companies in the November 2007 >$15 Peer Group Only

7-Eleven

ACH Food

AES

AFLAC

Allianz

Alstom Power

America Online

American Airlines

American Electric Power

American Standard

Amgen

ARAMARK

Avnet

AXA Equitable

BAE Systems—CNI Division

Bayer

Bayer CropScience

BellSouth

Boehringer Ingelheim

Burlington Northern Santa Fe

Cadbury-Schweppes North

America

Cargill

Cendant

CHS

Cingular Wireless

CITGO Petroleum

Colgate-Palmolive

Comair

ConAgra
Foods

Consolidated Edison

DaimlerChrysler

Devon Energy

Diageo North America

Dial

E.ON U.S.

Eastman Kodak

Eaton

Edison International

EnCana Oil & Gas USA

Entergy

Experian

Fairchild Controls

Federated Department Stores

First Data

FirstEnergy

Fluor

Freightliner

General Electric

General Mills

Hawaiian Telecom

HBO

Health Net

Hoffmann-La Roche

Independence Blue Cross

ING

Ingersoll Rand Climate Control

John Hancock

Johns-Manville

Kellogg

Lorillard

Marriott International

Masco

Massachusetts Mutual

Medtronic

Nestle USA

New York Life

NIKE

Nortel
Networks

Northwestern Mutual

Novartis

Novartis Consumer Health

Novartis Pharmaceuticals

ONEOK

Organon

Osram Sylvania

Pacific Gas & Electric

PacifiCorp

Panasonic Corp of North

America

Philips Electronics North

America

PPG
Industries

Progress Energy

Progressive

Public Service Enterprise

Qwest

Rio Tinto

Robert Bosch

Roche Diagnostics

Roche Palo Alto

Rolls-Royce North America

Safeway

Sanofi-Aventis

Schneider Electric

Sempra Energy

Shell Oil

Siemens

Sodexho

Solvay America

Solvay Pharmaceuticals

Sony Electronics

Southern Company

St. Lawrence Cement

SUEZ Energy North

America

Sun
Life Financial

Sun Microsystems

Target

Texas
Instruments

Textron

TIAA-CREF

Time Warner Cable

T-Mobile

TXU

Tyco Electronics

Unilever United States

United Water Resources

UnumProvident

Visteon

Waste Management

Williams Companies

3M

Abbott Laboratories

Accenture

Aetna

AIG

Alcatel USA

Allstate

Altria Group

Anheuser-Busch

Apple Computer

AstraZeneca

AT&T

Bank of America

Best Buy

Boeing

BP

Bristol-Myers Squibb

Bunge

Cardinal Health

Caterpillar

Chevron

Citigroup

Coca-Cola

ConocoPhillips

Constellation Energy

Dell

Delphi

Dominion Resources

Dow Chemical

Duke Energy

DuPont

EDS

Eli Lilly

Emerson Electric

Exelon

Exxon Mobil Corporation

Ford

FPL Group

Gap

General Dynamcs

General Motors

GlaxoSmithKline

Goodyear Tire & Rubber

Hartford Financial Services

Hess

Hewlett-Packard

Honeywell

Humana

IBM

Intel

International Paper

J.C. Penney Company

Johnson & Johnson

Johnson Controls

Kimberly-Clark

Kraft Foods

Lear

Lockheed Martin

Loews

Marathon Oil

McDonald’s

Medco Health Solutions

Merck

MetLife

Microsoft

Motorola

Northrop Grumman

Occidental Petroleum

PepsiCo

Pfizer

Procter
& Gamble

Prudential Financial

Raytheon

Sprint

Staples

Sunoco

Tesoro

Time Warner

Union Pacific

United Parcel Service

United States Steel

United Technologies

UnitedHealth

Valero Energy

Verizon

Verizon Wireless

Walt Disney

Weyerhaeuser

Wyeth

Xerox

American Express

AmerisourceBergen

Capital One Financial

CIGNA

Cisco Systems

Countrywide Financial

Express Scripts

Fannie Mae

Freddie Mac

Health Care Services

Home Depot

Kohl’s

McKessen

Sara Lee

Schlumberger

Travelers

United Airlines

Wachovia

Washington Mutual

Wellpoint

Wells
Fargo

Whirlpool

ATTACHMENT B

PRE-APPROVAL POLICIES AND PROCEDURES
ADOPTED BY THE AUDIT COMMITTEE FOR AUDIT AND NON-AUDIT SERVICES

I.
Statement of Policy

The Audit Committee is
required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided. Any proposed services exceeding pre-approved cost levels under this policy will require specific pre-approval by the Audit Committee before the service is provided.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the pre-approval of the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.

II.
Delegation

The Audit Committee delegates
pre-approval authority to the Chairman of the Committee. In addition, the Chairman may delegate pre-approval authority to one or more of the other members of the Audit Committee. The Chairman or member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

III.
Audit Services

The annual Audit services
engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters.

In addition to the annual Audit services
engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide.

IV.
Audit-Related Services

Audit-related services are
assurance and related services that are reasonably related to the performance of the audit or review of the company’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor.

V.
Tax Services

The Audit Committee believes that the
independent auditor can provide Tax services to the company such as tax compliance and support, without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

VI.       All Other Services

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

VII.     Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

VIII.    Supporting Documentation

With respect to each proposed pre-approved service, the independent auditor has provided detailed descriptions regarding the specific services to be provided. Upon completion of services, the independent auditor will provide to management detailed back-up documentation, including hours, personnel and task description relating to the specific services provided.

IX.      Procedures

Requests
or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

Alcoa 390 Park Avenue New York, NY 10022-4608

A07-15033

Alcoa Annual Meeting of Shareholders

Admission Ticket

2:00 p.m. Thursday, May 8, 2008

This ticket is not transferable.

Carnegie Music Hall

4400 Forbes Avenue

Pittsburgh, Pennsylvania

Please keep this ticket to be admitted to
the annual meeting.

¯  Fold and detach here  ¯

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

VOTE BY MAIL

THREE WAYS TO VOTE Vote By Mail—Please mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Return your proxy in the postage-paid envelope provided.

VOTE BY INTERNET

Vote By Internet—Have your proxy card available when you access the Web site www.cesvote.com and follow the simple directions presented to record your vote.

Access this Web site to cast your vote. www.cesvote.com

VOTE BY TELEPHONE

Vote By Telephone—Have your proxy card available when you call toll-free 1-888-693-8683 using a touch-tone phone and follow the simple directions presented to record your vote.

Call toll-free using a touch-tone telephone. 1-888-693-8683

  ➢

Vote 24 hours a day, 7 days a week. Your telephone or Internet vote must be received by 6:00 a.m. EDT on May 8, 2008, to be counted. If you vote by Internet or by telephone,
please do not mail your proxy card. If you vote by mail, your proxy card must be received before the meeting for your vote to be counted.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Alcoa Inc. 390 Park Avenue New York, NY 10022-4608

                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I authorize Ronald D. Dickel, Tony R. Thene and Kurt R. Waldo, together or separately, to represent me at the Annual Meeting of Shareholders of Alcoa Inc. scheduled for Thursday, May 8, 2008, and at any adjournment of the meeting. I authorize them to vote the shares of stock that I could vote if attending the meeting, in accordance with the instructions on the reverse side of this card. The representatives are authorized in their discretion to vote upon other business that might properly come before the meeting, and they may name others to take their place.

As described more fully in the proxy statement, this card votes or provides voting instructions for shares of common stock held under the same registration in any one or more of the following: as a shareholder of record, in the Alcoa Dividend Reinvestment and Stock Purchase Plan, the Alcoa Employee Stock Purchase Plan and in employee savings plans sponsored by Alcoa, its subsidiaries or affiliates.

Comments:

(Vote on the other side)

(continued from the other side)

(RETURN IN THE ENCLOSED ENVELOPE IF VOTING BY MAIL)

(fold and detach here)

P R O
X Y

  Please
mark your choices clearly in the appropriate boxes.   Unless specified, the proxy committee will vote FOR items 1 and 2 and AGAINST item
3.

DIRECTORS  RECOMMEND A VOTE
FOR THESE DIRECTORS /CANDIDATES

1. Election of Directors
– Nominees to serve a three-year term:

          1. Joseph T.
Gorman        2. Klaus Kleinfeld        3. James W. Owens        4. Ratan N. Tata

    ☐ FOR all listed nominees            ☐ WITHHOLD vote for
all listed nominees

    ☐ WITHHOLD vote only
from

DIRECTORS RECOMMEND A VOTE FOR THIS ITEM (#2)

  2. Proposal to Ratify
the Independent Auditor       ☐ VOTE FOR            ☐ VOTE AGAINST            ☐
ABSTAIN

DIRECTORS  RECOMMEND A VOTE
AGAINST THIS ITEM (#3)

  3.
Shareholder Proposal requesting report on how Alcoa’s action to reduce its impact on climate change has affected the global climate ☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

If you plan to attend the annual meeting, please check the box on the right.

❑ I will attend the 2008 annual meeting.

PLEASE VOTE, SIGN, DATE AND RETURN

➢

Date
, 2008

(Sign exactly as name appears on the reverse side, indicating position or representative capacity, where applicable)